Exhibit 10.4

AMENDED AND RESTATED

TRUST AGREEMENT

among

UNITED AUTO CREDIT FINANCING LLC

Depositor,

COMPUTERSHARE TRUST COMPANY, N.A.
Certificate Registrar and Certificate Paying Agent

and

Computershare Delaware Trust Company

Owner Trustee

Dated as of February 28, 2025

TABLE OF CONTENTS

ARTICLE I. DEFINITIONS

SECTION 1.1.	Capitalized Terms
SECTION 1.2.	Other Definitional Provisions
SECTION 1.3.	Owner Trustee

ARTICLE II. ORGANIZATION

SECTION 2.1.	Name
SECTION 2.2.	Office
SECTION 2.3.	Purposes and Powers
SECTION 2.4.	Appointment of Owner Trustee
SECTION 2.5.	Initial Capital Contribution of Trust Estate
SECTION 2.6.	Declaration of Trust
SECTION 2.7.	Title to Owner Trust Estate
SECTION 2.8.	Situs of Issuer
SECTION 2.9.	Representations and Warranties of the Depositor
SECTION 2.10.	Covenants of the Depositor
SECTION 2.11.	Covenants of the Certificateholders and Certificate Owners
SECTION 2.12.	Federal Income Tax Treatment of the Issuer

ARTICLE III. CERTIFICATES AND TRANSFER OF INTEREST

SECTION 3.1.	Initial Ownership
SECTION 3.2.	The Certificates
SECTION 3.3.	Authentication of Certificates
SECTION 3.4.	Registration of Transfer and Exchange of Certificates
SECTION 3.5.	Mutilated, Destroyed, Lost or Stolen Certificates
SECTION 3.6.	Persons Deemed Certificateholders
SECTION 3.7.	Maintenance of Office or Agency
SECTION 3.8.	Book-Entry Certificates
SECTION 3.9.	Notices to Clearing Agency
SECTION 3.10.	Definitive Certificates
SECTION 3.11.	Transfer of the Certificates
SECTION 3.12.	Rule 144A Information
SECTION 3.13.	Transfer Certifications
SECTION 3.14.	ERISA Restrictions
SECTION 3.15.	Appointment of Certificate Paying Agent

ARTICLE IV. VOTING RIGHTS AND OTHER ACTIONS

SECTION 4.1.	Prior Notice to Holders with Respect to Certain Matters
SECTION 4.2.	Action by Certificateholders with Respect to Certain Matters
SECTION 4.3.	Restrictions on Certificateholders' Power

SECTION 4.4.	Ownership of the Certificates
SECTION 4.5.	Action with Respect to Bankruptcy Action
SECTION 4.6.	Covenants and Restrictions on Conduct of Business
SECTION 4.7.	Acts of Certificateholders; Majority Control

ARTICLE V. AUTHORITY AND DUTIES OF OWNER TRUSTEE

SECTION 5.1.	General Authority
SECTION 5.2.	General Duties
SECTION 5.3.	Action upon Instruction
SECTION 5.4.	No Duties Except as Specified in this Agreement or in Instructions
SECTION 5.5.	No Action Except under Specified Documents or Instructions
SECTION 5.6.	Restrictions
SECTION 5.7.	Covenants for Reporting of Repurchase Demands due to Breaches of Representations and Warranties
SECTION 5.8.	Regulatory Investigations

ARTICLE VI. CONCERNING THE OWNER TRUSTEE

SECTION 6.1.	Acceptance of Trusts and Duties
SECTION 6.2.	Furnishing of Documents; Tax Returns
SECTION 6.3.	Representations and Warranties
SECTION 6.4.	Reliance; Advice of Counsel
SECTION 6.5.	Not Acting in Individual Capacity
SECTION 6.6.	Owner Trustee Not Liable for Certificates or Receivables
SECTION 6.7.	Owner Trustee May Own Securities
SECTION 6.8.	Payments from Owner Trust Estate
SECTION 6.9.	Doing Business in Other Jurisdictions
SECTION 6.10.	Imputed Information

ARTICLE VII. COMPENSATION OF OWNER TRUSTEE

SECTION 7.1.	Owner Trustee's Fees and Expenses
SECTION 7.2.	Indemnification
SECTION 7.3.	Payments to the Owner Trustee
SECTION 7.4.	Non-recourse Obligations

ARTICLE VIII. TERMINATION OF TRUST AGREEMENT

SECTION 8.1.	Termination of Trust Agreement

ARTICLE IX. SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

SECTION 9.1.	Eligibility Requirements for Owner Trustee
SECTION 9.2.	Resignation or Removal of Owner Trustee

SECTION 9.3.	Successor Owner Trustee
SECTION 9.4.	Merger or Consolidation of Owner Trustee
SECTION 9.5.	Appointment of Co-Trustee or Separate Trustee
SECTION 9.6.	Eligibility Requirements for Certificate Registrar
SECTION 9.7.	Resignation or Removal of Certificate Registrar
SECTION 9.8.	Successor Certificate Registrar
SECTION 9.9.	Merger or Consolidation of Certificate Registrar

ARTICLE X. MISCELLANEOUS

SECTION 10.1.	Amendments
SECTION 10.2.	No Legal Title to Owner Trust Estate in Certificateholders
SECTION 10.3.	Limitations on Rights of Others
SECTION 10.4.	Notices
SECTION 10.5.	Severability
SECTION 10.6.	Electronic Signature; Separate Counterparts
SECTION 10.7.	Assignments
SECTION 10.8.	No Recourse
SECTION 10.9.	Headings
SECTION 10.10.	GOVERNING LAW
SECTION 10.11.	Servicer as Administrator
SECTION 10.12.	Nonpetition Covenant

ARTICLE XI. APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

SECTION 11.1.	Establishment of Trust Accounts.
SECTION 11.2.	Application of Trust Funds.
SECTION 11.3.	Method of Payment
SECTION 11.4.	Investment of Funds
SECTION 11.5.	U.S.A. Patriot Act Compliance

EXHIBITS

Exhibit A	Form of Certificate

Exhibit B	Form of Certificate of Trust

This AMENDED AND RESTATED TRUST AGREEMENT, dated as of February 28, 2025, among UNITED AUTO CREDIT FINANCING LLC, a Delaware limited liability company, as Depositor, COMPUTERSHARE TRUST COMPANY, N.A., a national banking association, as Certificate Registrar and Certificate Paying Agent, and Computershare Delaware Trust Company, a Delaware limited purpose trust company, as Owner Trustee, amends and restates in its entirety that certain Trust Agreement, dated as of January 30, 2025 (the "Original Trust Agreement"), between the Depositor and the Owner Trustee, and is effective on the Closing Date (as defined below).

Article I.

DEFINITIONS

SECTION I.1. Capitalized Terms. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

"Agreement" shall mean this Amended and Restated Trust Agreement.

"Bankruptcy Action" shall have the meaning assigned to such term in Section 4.5(a).

"BBA Partnership Audit Rules" shall mean Sections 6221 through 6241 of the Code, including any other Code provisions with respect to the same subject matter as Sections 6221 through 6241, and any regulations promulgated or proposed under any such Sections and any official administrative guidance with respect thereto.

"Benefit Plan Entity" shall have the meaning assigned to such term in Section 3.11.

"Book-Entry Certificates" means Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 3.8.

"Certificate" means a trust certificate evidencing a beneficial ownership interest of a Certificateholder in the Trust, substantially in the form of Exhibit A attached hereto, which may be a Book-Entry Certificate or a Definitive Certificate.

"Certificate Distribution Account" shall have the meaning assigned to such term in Section 11.1(a).

"Certificate of Trust" shall mean the Certificate of Trust substantially in the form of Exhibit B filed for the Trust pursuant to Section 3810(a) of the Statutory Trust Statute.

"Certificate Owner" means, with respect to a Book-Entry Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency) and with respect to a Definitive Certificate the Person in whose name a Certificate is registered on the Certificate Register.

"Certificate Paying Agent" shall mean any paying agent or co-paying agent appointed pursuant to Section 3.15 and shall initially be Computershare Trust Company, N.A., as Indenture Trustee.

"Certificate Register" and "Certificate Registrar" shall mean the register mentioned and the registrar appointed pursuant to Section 3.4.

"Certificateholders" or "Holders" means, with respect to any Certificate, either the Person(s) in whose name the Certificate is registered in the Certificate Registrar or any Certificate Owners of such Certificate.

"Class E Noteholder" means any registered owner or other holder of a beneficial interest in one or more Class E Notes.

"Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act. The initial Clearing Agency shall be The Depository Trust Company ("DTC") and the initial nominee for the Clearing Agency shall be Cede & Co.

"Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency affects book-entry transfers and pledges of securities deposited with the Clearing Agency.

"Closing Date" means March 12, 2025.

"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

"Controlling Party" shall mean a senior or executive officer or senior manager or any other individual who regularly performs similar functions; including any individual who performs such function indirectly through a Person that beneficially owns or controls the Servicer, the Depositor, a Certificateholder or other instructing party hereunder.

"Corporate Trust Office" shall mean, with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at 919 North Market Street, Suite 1600 Wilmington, DE 19801, Attention: Computershare Corporate Trust, or at such other address as the Owner Trustee may designate by notice to the Depositor, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor Owner Trustee will notify the Depositor), and with respect to the Certificate Registrar, the principal corporate trust office of the Certificate Registrar located at 1505 Energy Park Drive, St. Paul, Minnesota 55108, Attention: Computershare Corporate Trust – Asset-Backed Administration, or at such other address as the Certificate Registrar may designate by notice to the Depositor, or the principal corporate trust office of any successor Certificate Registrar (the address of which the successor Certificate Registrar will notify the Depositor).

"Definitive Certificates" shall have the meaning assigned to such term in Section 3.8.

"Depositor" shall mean United Auto Credit Financing LLC in its capacity as Depositor hereunder, and its successors in interest and assigns to the extent permitted hereunder.

"ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

"Expenses" shall have the meaning assigned to such term in Section 7.2.

"FATCA" means Sections 1471 through 1474 of the Code, and Treasury Regulations promulgated thereunder or official administrative interpretations of such Code Sections, any applicable agreement entered into pursuant to Section 1471(b)(1) of the Code, and any applicable intergovernmental agreement with respect to the implementation of such Code sections.

"Indemnified Parties" shall have the meaning assigned to such term in Section 7.2.

"Indenture" shall mean the Indenture dated as of February 28, 2025, between the Issuer and Computershare Trust Company, N.A., as Indenture Trustee.

"Issuer" shall mean the trust established by this Agreement.

"Majority Certificateholders" shall mean (i) the Certificateholders holding Certificates, or Certificate Owners holding beneficial interests in the Certificates, representing a majority of the Percentage Interests in the Certificates as recorded in the Certificate Register or (ii) as otherwise specified pursuant to Section 5.3(a) hereof. As of the date hereof and upon the issuance of the initial Certificates, the initial Majority Certificateholder shall be United Auto Credit Financing LLC.

"Offering Memorandum" means the Offering Memorandum, dated March 4, 2025, relating to the private placement of the Offered Notes.

"Original Trust Agreement" shall have the meaning assigned to such term in the preamble of this Agreement.

"Owner Trust Estate" shall mean all right, title and interest of the Issuer in and to the property and rights assigned to the Issuer pursuant to Article II of the Sale and Servicing Agreement, all funds on deposit from time to time in the Trust Accounts and all other property of the Issuer from time to time, including any rights of the Issuer pursuant to the Sale and Servicing Agreement.

"Owner Trustee" shall mean Computershare Delaware Trust Company, a Delaware limited purpose trust company, not in its individual capacity but solely as owner trustee under this Agreement, and any successor Owner Trustee hereunder.

"Percentage Interest" shall mean, with respect to a Certificateholder, the percentage equivalent of the quotient of the nominal principal amount held by the related Certificateholder, divided by the aggregate nominal principal amount of all Certificates, which shall represent the percentage of certain distributions of the Trust beneficially owned by such Certificateholder. The sum of the Percentage Interests for all of the Certificates shall be 100%.

"Plurality Certificate Owner" means, (i) if Definitive Certificates have not been made available pursuant to Section 3.10 of this Agreement, the Certificate Owner who owns the greatest Percentage Interest in the Book-Entry Certificates, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency), or (ii) if Definitive Certificates have been made available pursuant to Section 3.10 of this Agreement, the Certificate Owner who owns the greatest Percentage Interest in Definitive Certificates as registered on the Certificate Register.

"Record Date" shall mean with respect to any Distribution Date, the close of business on the last Business Day immediately preceding such Distribution Date.

"Responsible Officer" shall mean, with respect to the Owner Trustee, any officer within the Corporate Trust Office of the Owner Trustee with direct responsibility for the administration of the Issuer and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, and with respect to the Certificate Registrar, any officer within the Corporate Trust Office of the Certificate Registrar, including any Executive Vice President, Senior Vice President, Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary, or any other officer of the Certificate Registrar customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement or any other Basic Document and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

"Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement dated as of February 28, 2025, among the Issuer, the Depositor, United Auto, as Servicer, and Computershare Trust Company, N.A., as Backup Servicer and Indenture Trustee.

"Secretary of State" shall mean the Secretary of State of the State of Delaware.

"Securities Act" means the Securities Act of 1933, as amended.

"Similar Law" shall have the meaning assigned to such term in Section 3.11.

"STAMP" shall have the meaning assigned to such term in Section 3.4.

"Statutory Trust Statute" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code § 3801 et seq.

"Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

"United Auto" shall mean United Auto Credit Corporation.

SECTION I.2. Other Definitional Provisions.

(a) Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Sale and Servicing Agreement or, if not defined therein, in the Indenture.

(b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

(d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

(e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

(f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

SECTION I.3. Owner Trustee. Computershare Delaware Trust Company, a Delaware limited purpose trust company, will perform its duties as Owner Trustee hereunder through its Computershare Corporate Trust section.

Article II.

Organization

SECTION II.1. Name. There is hereby continued a Delaware statutory trust known as "United Auto Credit Securitization Trust 2025-1," in which name the Owner Trustee shall have the power and authority and is hereby authorized and empowered to and may conduct the business of the Issuer, make and execute contracts and other instruments on behalf of the Issuer and sue and be sued.

SECTION II.2. Office. The office of the Issuer shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address as the Owner Trustee may designate by written notice to the Certificateholders, the Depositor and the Indenture Trustee.

SECTION II.3. Purposes and Powers. The purpose of the Issuer is, and the Issuer shall have the power and authority and is hereby authorized and empowered, and the Owner Trustee or the Servicer, as applicable, shall have the power and authority and are hereby authorized and empowered, in the name of and on behalf of the Issuer, to engage in the following activities:

(a) to issue the Notes pursuant to the Indenture and the Certificates pursuant to this Agreement, and to sell the Notes and deliver the Certificates upon the written order of the Depositor;

(b) with the proceeds of the sale of the Notes, to purchase the Receivables, to fund the Reserve Account, to pay the organizational, start-up and transactional expenses of the Issuer and to pay the balance to the Depositor pursuant to the Sale and Servicing Agreement;

(c) to acquire from time to time the Owner Trust Estate, to assign, grant, transfer, pledge, mortgage and convey the Owner Trust Estate to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders and to hold, manage and distribute to the Certificateholders pursuant to the terms of the Sale and Servicing Agreement, the Indenture and this Agreement any portion of the Owner Trust Estate released from the Lien of, and remitted to the Issuer pursuant to, the Indenture;

(d) to enter into and perform its obligations under the Basic Documents to which it is a party;

(e) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith, as instructed by the Depositor, the Servicer or the Majority Certificateholders pursuant to this Agreement, including the filing of State business licenses (and any renewal thereof) as prepared and instructed by the Depositor or the Servicer, including a Sales Finance Company Application (and any renewal thereof) with the Pennsylvania Department of Banking, Licensing Division, and a Financial Regulation Application (and any renewal thereof) with the Maryland Department of Labor, Licensing and Regulation; and

(f) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Certificateholders and the Noteholders.

The Issuer shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the other Basic Documents.

Notwithstanding anything to the contrary in this Agreement, the other Basic Documents or in any other document, neither the Issuer nor the Owner Trustee (nor any agent of either person) shall be authorized or empowered to acquire any other investments, reinvest any proceeds of the Issuer or engage in activities other than the foregoing, and, in particular neither the Issuer nor the Owner Trustee (nor any agent of either person) shall be authorized or empowered to do anything that would cause the Issuer to fail to qualify as a fixed investment trust described in Treasury Regulation Section 301.7701-4(c) that is treated as a grantor trust under subtitle A, chapter 1, subchapter J, part I, subpart E of the Code.

SECTION II.4. Appointment of Owner Trustee. The Depositor hereby confirms the appointment of the Owner Trustee as trustee of the Issuer effective as of the date of the Original Trust Agreement, to have all the rights, powers and duties set forth herein.

SECTION II.5. Initial Capital Contribution of Trust Estate. The Owner Trustee hereby acknowledges receipt in trust from the Depositor of the sum of $1.00 which contribution constitutes the initial Owner Trust Estate. The Depositor acknowledges that such contribution has been transferred to and is being held in the Reserve Account initially established at Computershare Trust Company, National Association pursuant to the Sale and Servicing Agreement. The Depositor shall pay organizational expenses of the Issuer as they may arise.

SECTION II.6. Declaration of Trust. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Holders, subject to the obligations of the Issuer under the Basic Documents. It is the intention of the parties hereto that the Issuer constitute a statutory trust under the Statutory Trust Statute and that this Agreement constitute the governing instrument of such statutory trust. The Owner Trustee shall have all rights, powers and duties set forth herein and to the extent not inconsistent herewith, in the Statutory Trust Statute with respect to accomplishing the purposes of the Issuer. The Certificate of Trust has been filed with the Secretary of State and such filing is hereby ratified in all respects.

The rights of the Certificateholders shall be determined as set forth herein, in the other Basic Documents and in the Statutory Trust Statute and the relationship between the parties hereto created by this Agreement shall not constitute indebtedness for any purpose. The parties hereto and each Certificateholder and Certificate Owner, by acceptance of a Certificate or of a beneficial interest in a Certificate, agree to treat the Issuer in accordance with the intention that the Issuer be characterized as a fixed investment trust described in Treasury Regulation Section 301.7701-4(c) that is treated as a grantor trust under subtitle A, chapter 1, subchapter J, part I, subpart E of the Code and, unless otherwise required by appropriate taxing authorities or by law, not to take any action or, direct any other party to take any action, inconsistent therewith, including, but not limited to, modifying, or directing any other party to modify, the terms of a Receivable unless the modification is a Permitted Modification. In furtherance of the foregoing, (i) the purpose of the Issuer shall be to protect and conserve the assets of the Issuer, and the Issuer shall not at any time engage in or carry on any kind of business for U.S. federal income tax purposes or any kind of commercial activity and (ii) the Issuer and Owner Trustee, at the written direction of the Depositor (and any agent of either person) shall take, or refrain from taking, all such action as is necessary to maintain the status of the Issuer as a fixed investment trust described in Treasury Regulation Section 301.7701-4(c) that is treated as a grantor trust under subtitle A, chapter 1, subchapter J, part I, subpart E of the Code. Notwithstanding anything to the contrary in this Agreement or otherwise, neither the Issuer nor the Owner Trustee (nor any agent of either person) shall (1) acquire any assets or dispose of any portion of the assets of the Issuer other than pursuant to the specific provisions of this Agreement or any other Basic Document, (2) have the power to vary the investment of the Issuer within the meaning of Treasury Regulation Section 301.7701-4(c) or (3) substitute new investments or reinvest so as to enable the Issuer to take advantage of variations in the market to improve the investment of any Certificateholder. The provisions of this Agreement and the other Basic Documents shall be interpreted consistently with and to further this intention of the parties. No election will be made by or on behalf of the Issuer to be classified as an association taxable as a corporation for federal, State or local income or franchise tax purposes. The Owner Trustee shall have all rights, powers and obligations set forth herein and, to the extent not inconsistent herewith, in the Statutory Trust Statute with respect to accomplishing the purposes of the Issuer. It is the intention of the parties hereto that except as expressly stated herein, the affairs of the Issuer shall be managed by the Servicer pursuant to Section 11.1 of the Sale and Servicing Agreement.

The Holders shall not have any personal liability for any liability or obligation of the Issuer.

SECTION II.7. Title to Owner Trust Estate.

(a) Legal title to all the Owner Trust Estate shall be vested at all times in the Issuer as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

(b) The Holders shall not have legal title to any part of the Owner Trust Estate. The Holders shall be entitled to receive distributions with respect to its undivided beneficial ownership interest therein only in accordance with the Basic Documents. No transfer, by operation of law or otherwise, of any right, title or interest by a Certificateholder or a Certificate Owner of its beneficial ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

SECTION II.8. Situs of Issuer. The Issuer will be located and administered in the State of Delaware. All bank accounts maintained on behalf of the Issuer shall be located in the State of Delaware or the State of New York. Payments will be received by the Issuer only in Delaware or New York and payments will be made by the Issuer only from Delaware or New

York. The Issuer shall not have any employees in any State other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee, the Servicer or any agent of the Issuer from having employees within or outside the State of Delaware. The only office of the Issuer will be at the Corporate Trust Office located in the State of Delaware.

SECTION II.9. Representations and Warranties of the Depositor. The Depositor makes the following representations and warranties to the Owner Trustee and upon which the Owner Trustee relies:

(a) Organization and Good Standing. The Depositor is duly organized and validly existing as a Delaware limited liability company with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted and is proposed to be conducted pursuant to this Agreement and the other Basic Documents.

(b) Due Qualification. The Depositor is duly qualified to do business as a foreign limited liability company, is in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property, the conduct of its business and the performance of its obligations under this Agreement and the other Basic Documents requires such qualification.

(c) Power and Authority. The Depositor has the limited liability company power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer and the Depositor has duly authorized such sale and assignment and deposit to the Issuer by all necessary action; and the execution, delivery and performance of this Agreement and such other Basic Documents has been duly authorized by the Depositor by all necessary action.

(d) No Consent Required. No consent, license, approval or authorization or registration or declaration with, any Person or with any governmental authority, bureau or agency is required in connection with the execution, delivery or performance of this Agreement and the other Basic Documents, except for such as have been obtained, effected or made.

(e) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents and the fulfillment of the terms hereof and thereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under the certificate of formation or limited liability company agreement of the Depositor, or any material indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

(f) No Proceedings. There are no proceedings or investigations pending or, to its knowledge threatened against it before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over it or its properties (A) asserting the invalidity of this Agreement or any of the other Basic Documents, (B) seeking to prevent the issuance of the Certificates or the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect its performance of its obligations under, or the validity or enforceability of, this Agreement or any of the other Basic Documents, or (D) seeking to adversely affect the federal income tax or other federal, State or local tax attributes of the Certificates or the Notes.

(g) FATCA. To the best of the Depositor's knowledge, as of the Closing Date, no amounts are required to be deducted or withheld pursuant to FATCA with respect to payments to be made with respect to the Certificates.

SECTION II.10. Covenants of the Depositor. The Depositor agrees to keep a copy of each Basic Document and allow each to be examined by any Certificateholder or Certificate Owner upon written request during normal business hours at the principal office of the Depositor and at such other places, if any, designated by the Depositor. The Depositor hereby covenants and agrees to take all action necessary on behalf of the Trust to cause compliance by the Trust with the CTA.

SECTION II.11. Covenants of the Certificateholders and Certificate Owners. Each Certificateholder and Certificate Owner, by its acceptance of a Certificate, agrees:

(a) to be bound by the terms and conditions of the Certificate of which the Holder is the beneficial owner and of this Agreement, including any supplements or amendments hereto and to perform the obligations of a Holder as set forth therein or herein, in all respects as if it were a signatory hereto; this undertaking is made for the benefit of the Issuer, the Certificate Registrar, the Certificate Paying Agent and the Owner Trustee; and

(b) except as expressly provided in Sections 4.5 and 10.12(a), not to invoke, cause or otherwise consent to any Bankruptcy Action with respect to the Issuer.

SECTION II.12. Federal Income Tax Treatment of the Issuer.

(a) It is the intention of the parties hereto that, solely for federal, State and local income, franchise and value added tax purposes, the Issuer shall be treated as a fixed investment trust described in Treasury Regulation Section 301.7701-4(c) that is treated as a grantor trust under subtitle A, chapter 1, subchapter J, part I, subpart E of the Code, with the assets of the Issuer constituting the Owner Trust Estate and other assets held by the Issuer, and the Notes constituting non-recourse debt of the Certificate Owners and/or beneficial owners of Certificates (as applicable), provided that if it is successfully asserted by the appropriate tax authorities that the Issuer is not properly characterized as a fixed investment trust described in Treasury Regulation Section 301.7701-4(c) that is treated as a grantor trust under subtitle A, chapter 1, subchapter J, part I, subpart E of the Code, the Issuer shall be treated, for United States federal, state and local income, franchise and value added tax purposes, as (A) a disregarded entity if there is only one beneficial owner for U.S. federal income tax purposes of the Certificates and any Notes that are treated as equity in the Issuer, or (B) a partnership (other than an association or publicly traded partnership taxable as a corporation) if there is more than one beneficial owner for U.S. federal income tax purposes of the Certificates and any Notes that are treated as equity for U.S. federal income tax purposes in the Issuer, with the assets of the partnership being the Owner Trust Estate and other assets held by the Issuer, the partners of the partnership being the Certificate Owners and/or beneficial owners of Certificates (as applicable) and the holders of any Notes that are treated as equity in the Issuer for U.S. federal income tax purposes, and the remaining Notes constituting indebtedness of the partnership. The parties agree that, unless otherwise required by appropriate tax authorities, the Servicer will, on behalf of the Issuer, cause the Issuer to file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Issuer as provided in the preceding sentence for such tax purposes.

(b) Neither the Owner Trustee nor any Certificateholder or Certificate Owner will make an election on IRS Form 8832, or otherwise, to classify the Issuer as an association taxable as a corporation for federal, State or any other applicable tax purpose.

(c) Each Class of Notes is intended to be treated as indebtedness for U.S. federal income tax purposes. The Depositor agrees, and the Noteholders by acceptance of their Notes agree, in the Indenture to such treatment and each agrees to take no action inconsistent with such treatment. If one or more Classes of Notes is recharacterized as an equity interest in the Issuer, and not as indebtedness (any such class, a "Recharacterized Class"), the Issuer will be characterized as a partnership among the Depositor or United Auto (to the extent either is at that time treated as an equity owner of the Issuer for U.S. federal income tax purposes), any other Certificate Owner, and any holders of Notes of a Recharacterized Class. In that event, this Agreement will be amended, in accordance with Section 10.1, and appropriate provisions will be added to provide for treatment of the Issuer as a partnership.

(d) In the event that the Issuer is classified as a partnership for federal income tax purposes, (i) the Depositor (or if the Depositor is no longer a Certificateholder, the Plurality Certificate Owner) is hereby designated as the "partnership representative" under Section 6223(a) of the Code and (ii) the partnership representative will or will cause the Issuer, to the extent eligible, to make the election under Section 6221(b) of the Code with respect to determinations of adjustments at the partnership level and take any other action (such as disclosures and notifications) necessary or appropriate to effectuate such election. If the election described in the preceding sentence is not available, to the extent applicable, the partnership representative will or will cause the Issuer to make the election under Section 6226(a) of the Code with respect to the alternative to payment of imputed underpayment by a partnership and take any other action such as filings, disclosures and notifications necessary or appropriate to effectuate such election. The partnership representative is authorized, in its sole discretion, to make any available election with respect to the BBA Partnership Audit Rules and take any action it deems necessary or appropriate to comply with the requirements of the Code and to conduct the Issuer's affairs with respect to the BBA Partnership Audit Rules. Each Certificateholder and Certificate Owner and, if different, each beneficial owner of a Certificate, shall promptly provide the partnership representative any requested information, documentation or material to enable the partnership representative to make any of the elections described in this Section 2.12(d) and otherwise comply with the BBA Partnership Audit Rules. The provisions of this Section 2.12(d) shall survive any termination of this Agreement. In addition, should the Issuer be classified as a partnership, the partnership representative, may, in its sole discretion, cause the Issuer to make an election under Section 754 of the Code. The Owner Trustee shall have no liability for the actions or inactions of the partnership representative and no duty or responsibility or to oversee the partnership representative or to determine which Holder is the partnership representative.

Article III.

CertificateS and Transfer of Interest

SECTION III.1. Initial Ownership. Upon the formation of the Issuer and the contribution by the Depositor pursuant to Section 2.5 and until the issuance of the Certificates to the initial Certificateholders, the Depositor shall be the sole beneficial owner of the Issuer. Upon the issuance of the Certificates, the Depositor will no longer hold an interest in the Issuer, except to the extent that the Depositor is a Certificateholder or Certificate Owner. On the Closing Date, the Issuer shall issue the Certificates.

SECTION III.2. The Certificates. The Certificates shall be issued in an aggregate nominal principal amount of $100,000 (which shall be deemed to be the equivalent of 100,000 units), and all beneficial interests in the Certificates shall be owned, in the minimum nominal principal amount of $14,500 and integral multiples of $1 in excess thereof. The Issuer shall not issue any Certificate that would cause the aggregate nominal principal amount of all Certificates to exceed $100,000, or 100,000 units, except as otherwise provided in Section 3.5, without the prior written consent of all Certificateholders. The nominal principal amount of each Certificate held by a Certificateholder will be represented by their Percentage Interests in the Certificates. The aggregate Percentage Interests for all Certificates will at all times be 100%. Upon the written order of the Depositor, the Issuer shall issue the Certificates as Book-Entry Certificates in the name of Cede & Co., the nominee of DTC as the initial Clearing Agency, which shall be substantially in the form attached hereto as Exhibit A, each executed by manual signature of an authorized officer of the Owner Trustee on behalf of the Issuer, and authenticated and delivered by the Certificate Registrar, upon the written order of the Depositor. Upon issuance in accordance with the terms hereof, the Certificates shall be fully paid and nonassessable. The Certificateholders will be entitled, pro rata, to any amounts not needed to make payments on the Notes and on all other obligations to be paid under the Indenture and this Agreement, and to receive amounts remaining in the Reserve Account following the payment in full of the Notes and of all other amounts owing or to be distributed under this Agreement, the Indenture or the Sale and Servicing Agreement to the Noteholders, the Indenture Trustee, the Owner Trustee, the Servicer, the Backup Servicer, any successor Custodian or the lockbox bank on the termination of the Issuer. No distributions of moneys to the Certificateholders under the Indenture will be deemed to reduce the nominal principal amount of or the Percentage Interests in any Certificate prior to payment in full of all Outstanding Notes; provided, however, that the final $100,000 distributed to the Certificateholders under the Basic Documents upon final distribution of the Owner Trust Estate and termination of the Issuer will be deemed to repay the aggregate nominal principal amount of the Certificates in full; provided, further, any failure to pay in full the outstanding nominal amount of any Certificate on such final distribution date will not result in any recourse to, claim against or liability of any Person for such shortfall. A Certificate bearing the manual signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Issuer, shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificate or did not hold such offices at the date of authentication and delivery of such Certificate. A transferee of a Certificate shall become a Certificateholder, and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder, upon due registration of such Certificate in such transferee's name pursuant to Section 3.4 and upon satisfaction of all transfer requirements set forth herein.

SECTION III.3. Authentication of Certificates. On the Closing Date, upon the written order of the Depositor the Owner Trustee shall cause the Certificates to be executed by manual signature on behalf of the Issuer, and the Certificate Registrar shall cause the Certificates to be authenticated and delivered to or upon the written order of the Depositor, signed by its authorized representative, without further limited liability company action by the Depositor. No Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Certificate Registrar or the Certificate Registrar's authentication agent, by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. Each Certificate shall be dated the date of its authentication.

SECTION III.4. Registration of Transfer and Exchange of Certificates.

(a) The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.7, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of the Certificates and of transfers and exchanges of the Certificates as herein provided. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of DTC as the initial Clearing Agency, and no Certificate Owner will receive a Definitive Certificate representing such Certificateholder's interest in such Certificate, except as provided in Section 3.10. Notwithstanding the provisions set forth in this Agreement, no sale or transfer of a Certificate or a beneficial interest therein shall be effective hereunder if the sale or transfer thereof increases the number of beneficial owners of the Certificates and Class E Notes to more than ninety-five (95). For purposes of determining the total number of beneficial owners of the Certificates and Class E Notes, a beneficial owner of an interest in a partnership, grantor trust, S corporation or other flow-through entity that owns, directly or through other flow-through entities, a beneficial interest in a Certificate or Class E Note is treated as a holder of such Certificate or Class E Note if (i) substantially all of the value of the beneficial owner's interest (directly or indirectly) in the flow‑through entity is attributed to the flow-through entity's interest in the Certificate or Class E Note and (ii) a principal purpose of the use of the flow-through entity to hold the Certificate or Class E Note is to satisfy the 95‑holder limitation set out above. If using a flow-through entity to acquire a Certificate, the Certificateholder shall be deemed to have represented that it is not using the flow-through entity in order to avoid the 95-holder limitation set out above. If a beneficial owner of a Certificate or a member of its expanded group, as defined in Treasury Regulation Section 1.385-1(c)(4) (including through a controlled partnership as defined in Treasury Regulation Section 1.385-1(c)(1)), becomes the beneficial owner of a Note (directly, or through its expanded group), the Depositor is authorized, at its discretion, to compel such beneficial owner to sell its Certificate to a person who is not the beneficial owner of a Note (directly, or through its expanded group), so long as such sale does not otherwise cause a material adverse effect on the Issuer.

(b) Computershare Trust Company, N.A., as Indenture Trustee, is hereby appointed the initial Certificate Registrar hereunder and Computershare Trust Company, N.A. hereby accepts such appointment. The provisions of Articles VI and VII shall apply to the Certificate Registrar and any successor Certificate Registrar and, to the extent applicable, to any other registrar appointed hereunder. The Certificate Registrar shall provide the Indenture Trustee with the name and address of the Certificateholders on the Closing Date. Upon any transfers of the Certificates, the Certificate Registrar shall notify the Indenture Trustee of the name and address of the transferee in writing, by facsimile, on the day of such transfer. The appointment of the Certificate Registrar hereunder shall survive the termination and discharge of the Indenture.

(c) Upon surrender for registration of transfer of a Certificate at the office or agency maintained pursuant to Section 3.7(b), and at the direction of the surrendering Holder, the Owner Trustee, on behalf of the Issuer shall execute and the Certificate Registrar shall authenticate and deliver (or shall cause its authenticating agent to authenticate and deliver) to such designated transferee, in the name of the designated transferee, one or more new Certificates evidencing such nominal principal amount and Percentage Interests requested for transfer dated the date of authentication by the Certificate Registrar or any authenticating agent. A transferee of a Certificate shall become a Certificateholder, and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder, upon due registration of such Certificate in such transferee's name pursuant to Section 3.4. In the event a transferor transfers only a portion of its nominal principal amount or Percentage Interests, upon the direction of the transferring Holder, the Owner Trustee on behalf of the Issuer shall execute, and the Certificate Registrar shall register, authenticate and deliver to such transferor, a new Certificate evidencing such transferor's new nominal principal amount and Percentage Interests and the Owner Trustee on behalf of the Issuer shall execute, and the Certificate Registrar, upon direction, shall register, authenticate and deliver to such transferee, a new Certificate evidencing such transferee's nominal principal amount and Percentage Interests. In connection with each transfer of a beneficial interest and upon the issuance of the new Certificate or Certificates, the Certificate Registrar, upon direction of the transferring Holder, shall cancel and destroy in accordance with its customary practices the Certificate surrendered to it in connection with such transfer. The Owner Trustee and the Certificate Registrar may treat, for all purposes whatsoever, the Person in whose name any Certificate is registered as the sole owner of the nominal principal amount and Percentage Interests evidenced by such Certificate without regard to any notice to the contrary.

(d) A Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer or exchange in form satisfactory to the Depositor, the Owner Trustee and the Certificate Registrar duly executed by the Certificateholder or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act. Each Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Certificate Registrar in accordance with its customary practice. Transfers of Certificates shall also comply with the restrictions set forth in Section 3.11 and Section 3.13.

(e) No service charge shall be made for any registration of transfer or exchange of the Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificates.

(f) The Certificates have not been registered under the Securities Act, and the rules and regulations promulgated thereunder, or under the securities laws of any State. No transfer of the Certificates or any interest therein will be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and effective registration or qualification under applicable State securities laws or is made in a transaction that does not require such registration or qualification. None of the Issuer, the Depositor, the Owner Trustee or any other Person has any obligation to register the Certificates under the Securities Act or under any State securities laws.

(g) Until such time, if ever, as the Certificates are registered pursuant to a registration statement filed under the Securities Act, the Certificates will bear a legend substantially to the effect set forth on the form of the Certificates attached as Exhibit A.

(h) Registration of a transfer of the Certificates or any interest therein will be made with respect to a transfer that is made pursuant to an effective registration statement under the Securities Act and effective registration or qualification under applicable State securities laws or is made in a transaction that does not require such registration or qualification, subject to the receipt by the Issuer and the Certificate Registrar of a certification from the transferee, acceptable to the Issuer, setting forth the basis for the exemption; it being understood that the Issuer may require an Opinion of Counsel to such effect.

(i) Each Certificateholder or Certificate Owner and, if different, each owner of a beneficial interest in a Certificate, represent to the Issuer and Owner Trustee by acceptance of a Certificate or beneficial interest therein that it is not and will not become subject to any withholding under FATCA.

(j) Except as permitted by Regulation RR, 17 C.F.R. § 246.1, et seq. (the "Credit Risk Retention Rules"), the Certificateholder will not sell, transfer, finance or hedge any portion of the Certificates held for the purposes of the Credit Risk Retention Rules for the duration required in the Credit Risk Retention Rules.

SECTION III.5. Mutilated, Destroyed, Lost or Stolen Certificates.

(a) If (i) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (ii) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them and the Issuer harmless, then in the absence of written notice or actual knowledge that such Certificate shall have been acquired by a Protected Purchaser, the Owner Trustee on behalf of the Issuer shall execute and the Certificate Registrar shall, upon direction from the Depositor, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any replacement Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the Issuer, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

(b) If, after delivery of a replacement Certificate or payment of a destroyed, lost or stolen Certificate pursuant to clause (a), a Protected Purchaser of the original Certificate in lieu of which such replacement Certificate was issued presents for payment such original Certificate, the Issuer shall be entitled to recover such replacement Certificate (or such payment) from the Person to whom it was delivered or any Person taking such replacement Certificate from such Person to whom such replacement Certificate was delivered or any assignee of such Person, except a Protected Purchaser, each of the Issuer, Owner Trustee and Certificate Registrar shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer, the Owner Trustee or the Certificate Registrar in connection therewith.

(c) Every replacement Certificate issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Certificate shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Certificates duly issued hereunder.

(d) To the fullest extent permitted by law, the provisions of this Section 3.5 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates. Neither the Owner Trustee nor the Certificate Registrar shall have any liability to any Person for with respect to such replacement Certificate issued pursuant to this Section 3.5 or any original Certificate replaced pursuant to this Section 3.5, even if such Certificate is acquired by a Protected Purchaser.

SECTION III.6. Persons Deemed Certificateholders.

(a) Every Person by virtue of becoming a Certificateholder or Certificate Owner in accordance with this Agreement shall be deemed to be bound by the terms of this Agreement. Prior to due presentation of the Certificates for registration of transfer, the Owner Trustee and the Certificate Registrar and any agent of the Owner Trustee and the Certificate Registrar, may treat the Person in whose name any Certificate shall be registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to the Sale and Servicing Agreement and for all other purposes whatsoever, and none of the Owner Trustee or the Certificate Registrar nor any agent of the Owner Trustee or the Certificate Registrar shall be bound by any notice to the contrary.

(b) If, under the terms of the Trust Agreement, it is necessary to determine whether any Person is a Certificateholder or Certificate Owner, the Certificate Registrar will be required to make such determination based on a certificate of such Person which will specify, in reasonable detail satisfactory to the Certificate Registrar, the nominal principal amount and Percentage Interests of the Book-Entry Certificate beneficially owned, the value of such Person's interest in such Book-Entry Certificate and any intermediaries through which such Person's interest in such Book-Entry Certificate is held; provided, however, that the Certificate Registrar is not to knowingly recognize such Person as a Certificateholder or Certificate Owner if such Person, to the knowledge of a Responsible Officer of the Certificate Registrar, acquired its interest in a Book-Entry Certificate in violation of the transfer requirements set forth in this Agreement, or if such Person's certification that it is a Certificateholder or Certificate Owner is in direct conflict with information obtained by the Certificate Registrar from Clearing Agency and/or the Clearing Agency Participants with respect to the identity of such Certificateholder or Certificate Owner.

SECTION III.7. Maintenance of Office or Agency.

(a) The Owner Trustee shall maintain an office or offices or agency or agencies where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Basic Documents may be served. The Owner Trustee initially designates its Corporate Trust Office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor, the Certificate Registrar and the Certificateholders of any change in the location of such office or agency.

(b) The Certificate Registrar shall maintain an office or offices or agency or agencies where the Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Certificate Registrar in respect of the Certificates may be served. The Certificate Registrar designates the Corporate Trust Office of the Certificate Registrar, for such purposes. The Certificate Registrar shall give prompt written notice to the Depositor and the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

(c) The Certificate Registrar shall provide the Owner Trustee with a copy of the Certificate Register within two Business Days upon receipt of a written request from the Owner Trustee.

SECTION III.8. Book-Entry Certificates.

(a) Each Certificate, upon original issuance, will be issued in the form of one or more typewritten Certificates, substantially in the form of Exhibit A hereto, representing the Book-Entry Certificates, to be delivered to the Certificate Registrar, as custodian for the Clearing Agency, by, or on behalf of, the Issuer. The Book-Entry Certificates shall be issued in an aggregate nominal principal amount of $100,000 (which shall be deemed to be the equivalent of 100,000 units), and all beneficial interests in the Book-Entry Certificates shall be owned, in the minimum nominal principal amount of $14,500 and integral multiples of $1 in excess thereof. The Issuer shall not issue any Certificate that would cause the aggregate nominal principal amount of all Certificates to exceed $100,000, or 100,000 units, without the prior written consent of all Certificateholders. The nominal principal amount of each Certificate held by a Certificateholder will be represented by their Percentage Interests in the Certificates. The aggregate Percentage Interests for all Certificates will at all times be 100%. No distributions of moneys to the Certificateholders under the Basic Documents shall be deemed to reduce the nominal principal amount of or Percentage Interests in any Certificate prior to payment in full of all Notes; provided, however, that the final $100,000 distributed to the Certificateholders under the Basic Documents upon final distribution of the Owner Trust Estate and termination of the Issuer will be deemed to repay the aggregate nominal principal amount of the Certificates in full; provided, further, that any failure to pay in full the nominal principal amount of a Certificate on such final distribution date shall not result in any recourse to, claim against or liability of any Person for such shortfall. Any amounts payable to the Certificateholders on or in respect of the Certificates under the Basic Documents shall be paid and allocated to the various Certificateholders ratably based on their respective nominal principal amounts and Percentage Interests. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of DTC as the initial Clearing Agency, and no Certificate Owner will receive a Definitive Certificate representing such Certificateholder's interest in such Certificate, except as provided in Section 3.10. Unless and until definitive, fully registered Certificates substantially in the form of Exhibit A (the "Definitive Certificates") have been issued to the applicable Certificateholders pursuant to Section 3.10.

(i) the provisions of this Section shall be in full force and effect;

(ii) the Certificate Registrar and the Owner Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Agreement (including the payment of amounts payable under the Basic Documents and the giving of instructions or directions hereunder) as the sole Certificateholder of the Certificates, and shall have no obligations to the Certificate Owners;

(iii) to the extent that the provisions of this Section 3.8 conflict with any other provisions of this Agreement, the provisions of this Section shall control;

(iv) the rights of the Certificate Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between or among such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants or Persons acting through Clearing Agency Participants. Unless and until Definitive Certificates are issued pursuant to Section 3.10, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments due under the Basic Documents with regard to the Certificates to such Clearing Agency Participants;

(v) whenever this Agreement requires or permits actions to be taken based upon instructions or directions of Certificateholders evidencing a specified percentage of the Percentage Interest, the Clearing Agency shall deliver instructions to the Owner Trustee only to the extent that it has received instructions to such effect from Certificate Owners and/or Clearing Agency Participants or Persons acting through Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Certificates;

(vi) owners of a beneficial interest in a Book-Entry Certificate will not be entitled to have any portion of a Book-Entry Certificate registered in their names and will not be considered to be the Certificateholders of any Certificates under this Agreement; and

(vii) payments on a Book-Entry Certificate will be made to the Clearing Agency, or its nominee, as the registered owner thereof, and none of the Issuer, the Owner Trustee, the Indenture Trustee, the Certificate Paying Agent or the Certificate Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Book-Entry Certificate or for maintaining, supervising or reviewing any records relating to the beneficial ownership interests or any Certificate Owner.

(b) Notwithstanding any provision to the contrary herein, so long as a Book-Entry Certificate remains outstanding and is held by or on behalf of the Clearing Agency, transfers of a Book-Entry Certificate, in whole or in part, shall only be made in accordance with Section 3.8(a). Subject to Section 3.8(a)(i)-(iii), transfers of a Book-Entry Certificate shall be limited to transfers of such Book-Entry Certificate in whole, but not in part, to a nominee of the Clearing Agency or to a successor of the Clearing Agency or such successor's nominee.

(c) In the event that a Book-Entry Certificate is exchanged for one or more Definitive Certificates pursuant to Section 3.10, such Certificates may be exchanged for one another only in accordance with the provisions of this Agreement and with such procedures as may be from time to time adopted by the Issuer, the Depositor, the Certificate Registrar and the Owner Trustee.

SECTION III.9. Notices to Clearing Agency. Whenever a notice or other communication to the Certificateholders is required to be given by the Owner Trustee or another Person under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 3.10, the Owner Trustee or such other Person shall give all such notices and communications specified herein to be given to such Certificateholders to the Clearing Agency, and shall have no obligation to the Certificate Owners.

SECTION III.10. Definitive Certificates.

(a) If (i) the Depositor advises the Owner Trustee, the Certificate Paying Agent, the Certificate Registrar and Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Book-Entry Certificates, and the Depositor is unable to locate a qualified successor or (ii) the Depositor at its option advises the Owner Trustee, the Certificate Paying Agent, the Certificate Registrar and Indenture Trustee in writing that it has elected to terminate the book-entry system through the Clearing Agency, then the Depositor shall cause the Clearing Agency to notify all Certificate Owners of Book-Entry Certificates and the Certificate Registrar of the occurrence of any such event and of the availability of Definitive Certificates representing the Certificates to Certificate Owners requesting the same. Upon surrender to the Certificate Registrar of the typewritten Certificate or Certificates representing the Book-Entry Certificates by the Clearing Agency, accompanied by re-registration instructions, the Certificate Registrar shall so notify the Owner Trustee and upon receipt from the Certificate Registrar of Definitive Certificates for execution, the Owner Trustee on behalf of the Issuer shall execute and the Certificate Registrar, upon direction from the Depositor, shall register, authenticate and deliver the Definitive Certificates representing the Book-Entry Certificates in accordance with the instructions of the Clearing Agency. None of the Issuer, the Certificate Paying Agent, the Certificate Registrar or the Owner Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates representing the Book-Entry Certificates, the Certificate Registrar shall update the Certificate Register and the Owner Trustee and the Certificate Registrar shall recognize such holders of the Definitive Certificates as the applicable Certificateholders.

(b) Subject to the transfer restrictions contained herein and in the Certificates any holder of a Definitive Certificate may transfer all or any portion of the nominal principal amount and Percentage Interests evidenced by such Certificate upon surrender thereof to the Certificate Registrar in accordance with Section 3.4.

(c) Definitive Certificates will not be eligible for clearing or settlement through DTC, Euroclear or Clearstream.

SECTION III.11. Transfer of the Certificates. The Certificates have not been and will not be registered under the Securities Act or under any state securities or "blue sky" laws and may not be offered or sold except in a transaction that is exempt from or not subject to the registration requirements of the Securities Act and such other laws. Except in the case of the Depositor or any other Person that is considered the same Person as the Depositor for U.S. federal income tax purposes, the Certificates will be offered and sold only to "qualified institutional buyers" within the meaning of Rule 144A under the Securities Act. The Certificates are subject to restrictions on transferability and resale and are intended to be resold only to persons who qualify as "qualified institutional buyers" within the meaning of Rule 144A under the Securities Act. Terms used herein that are defined in Rule 144A under the Securities Act are used herein as defined therein.

Each Certificateholder and Certificate Owner by accepting a Certificate (or a beneficial interest therein) will be deemed to have acknowledged and agreed as follows:

(a) Except in the case of the Depositor or any other Person that is considered the same Person as the Depositor for U.S. federal income tax purposes, it (a) is a qualified institutional buyer, or "QIB," as the term is used in Rule 144A under the Securities Act, (b) is aware that the sale to it is being made in reliance on Rule 144A under the Securities Act and (c) is acquiring such Certificate for its own account or for the account of a QIB over which it exercises sole investment discretion.

(b) It understands that the Certificates are being offered in a transaction not involving any public offering within the meaning of the Securities Act, that the Certificates have not been, and will not be, registered under the Securities Act or under any state securities laws, and that if in the future it decides to offer, resell, pledge or otherwise transfer any of the Certificates, such Certificates may be offered, resold, pledged or otherwise transferred only to QIBs and in accordance with the legends described below.

(c) It acknowledges that none of the Issuer or any Person representing the Issuer has made any representation to it with respect to the Issuer, any Affiliates thereof or the offering or sale of the Certificates, other than information contained in any certificate offering memorandum relating to the offer and sale of the Certificates. It is purchasing the Certificates for its own account, or for one or more investor accounts for which it is acting as a fiduciary or agent, in each case for investment purposes only, and not with a view to, or for offer or resale in connection with, any distribution thereof in violation of the Securities Act or the applicable state securities laws, subject to any requirements of law that the disposition of its property or the property of such investor account be at all times within its or their control and subject to its or their ability to resell such Certificates pursuant to Rule 144A under the Securities Act.

(d) It understands that each Certificate will, unless otherwise agreed by the Issuer and the holder thereof in compliance with applicable law, bear a legend substantially to the following effect:

"THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO THE SPONSOR, THE DEPOSITOR OR ANY OF THEIR AFFILIATES, (B) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE TRUST AGREEMENT. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE OWNER TRUSTEE, OR ANY INTERMEDIARY. IF AT ANY TIME, THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH CERTIFICATE OR PERCENTAGE INTEREST IN SUCH CERTIFICATE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE TRUST AGREEMENT, THE ISSUER, CERTIFICATE REGISTRAR, CERTIFICATE PAYING AGENT AND THE OWNER TRUSTEE MAY CONSIDER THE ACQUISITION OF THIS CERTIFICATE OR SUCH INTEREST IN SUCH CERTIFICATE VOID AND REQUIRE THAT THIS CERTIFICATE OR SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.

EACH PURCHASER AND TRANSFEREE OF THIS CERTIFICATE (OR ANY INTEREST HEREIN) SHALL BE DEEMED TO REPRESENT AND WARRANT THAT IT IS NOT AND WILL NOT BECOME (1) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO TITLE I OF ERISA, (2) A "PLAN" (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (3) AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE ASSETS OF AN EMPLOYEE BENEFIT PLAN OR PLAN DESCRIBED IN CLAUSE (1) OR (2) ABOVE (EACH, A "BENEFIT PLAN ENTITY"), (4) AN ENTITY THAT IS SUBJECT TO ANY FEDERAL, STATE, LOCAL OR NON-U.S. LAWS OR REGULATIONS THAT ARE SUBSTANTIALLY SIMILAR TO PART 4 OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE (EACH, A "SIMILAR LAW") OR (5) ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING, HOLDING OR DISPOSING THIS CERTIFICATE OR ANY INTEREST HEREIN ON BEHALF OF, AS FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF, ANY BENEFIT PLAN ENTITY OR ANY ENTITY THAT IS SUBJECT TO ANY SIMILAR LAW. EACH PURCHASER OF THIS CERTIFICATE (OR ANY INTEREST HEREIN) AND EACH PROSPECTIVE CERTIFICATEHOLDER, upon accepting THIS CERTIFICATE (OR ANY interest HEREIN), shall be deemed to make all of the certifications, representations and warranties set forth in the TRUST AGREEMENT.

EACH PURCHASER OR TRANSFEREE OF THIS CERTIFICATE AGREES THAT NO SALE OR TRANSFER OF A CERTIFICATE SHALL BE PERMITTED (INCLUDING, WITHOUT LIMITATION, BY PLEDGE OR HYPOTHECATION), AND NO SUCH SALE OR TRANSFER SHALL BE REGISTERED AS EFFECTIVE BY THE CERTIFICATE REGISTRAR IF THE SALE OR TRANSFER THEREOF INCREASES TO MORE THAN NINETY-FIVE (95) PERSONS THE TOTAL NUMBER OF BENEFICIAL OWNERS OF THE CLASS E NOTES AND THE CERTIFICATES. FOR PURPOSES OF DETERMINING THE TOTAL NUMBER OF BENEFICIAL OWNERS OF THE CERTIFICATES AND CLASS E NOTES, A BENEFICIAL OWNER OF AN INTEREST IN A PARTNERSHIP, GRANTOR TRUST, S CORPORATION OR OTHER FLOW-THROUGH ENTITY THAT OWNS, DIRECTLY OR THROUGH OTHER FLOW-THROUGH ENTITIES, A CERTIFICATE OR CLASS E NOTE IS TREATED AS A BENEFICIAL OWNER OF SUCH CERTIFICATE OR CLASS E NOTE IF (I) SUBSTANTIALLY ALL OF THE VALUE OF THE BENEFICIAL OWNER'S INTEREST (DIRECTLY OR INDIRECTLY) IN THE FLOW-THROUGH ENTITY IS ATTRIBUTED TO THE FLOW-THROUGH ENTITY'S INTEREST IN THE CERTIFICATE OR CLASS E NOTE AND (II) A PRINCIPAL PURPOSE OF THE USE OF THE FLOW-THROUGH ENTITY TO HOLD THE CERTIFICATE OR CLASS E NOTE IS TO SATISFY THE 95 HOLDER LIMITATION SET OUT ABOVE. EACH PURCHASER OF A BENEFICIAL INTEREST IN A CERTIFICATE AND EACH PROSPECTIVE OWNER OF A BENEFICIAL

INTEREST IN A CERTIFICATE, UPON ACCEPTING A BENEFICIAL INTEREST IN A CERTIFICATE, SHALL BE DEEMED TO MAKE ALL OF THE CERTIFICATIONS, REPRESENTATIONS AND WARRANTIES SET FORTH IN THE TRUST AGREEMENT.

EACH PURCHASER OR TRANSFEREE OF THIS CERTIFICATE REPRESENTS TO THE ISSUER, CERTIFICATE REGISTRAR, CERTIFICATE PAYING AGENT AND OWNER TRUSTEE BY ACCEPTANCE OF THIS CERTIFICATE OR BENEFICIAL INTEREST THEREIN THAT IT IS NOT AND WILL NOT BECOME SUBJECT TO ANY WITHHOLDING UNDER FATCA."

(e) It is not and will not become (i) an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (ii) a "plan" (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, (iii) an entity whose underlying assets are considered to include assets of an employee benefit plan or plan described in clause (i) or (ii) above (each, a "Benefit Plan Entity"), (iv) an entity that is subject to any federal, state, local or non-U.S. laws or regulations that are substantially similar to Part 4 of Title I of ERISA or Section 4975 of the Code (each, a "Similar Law") or (v) any person who is directly or indirectly purchasing, holding or disposing the Certificates or any interest therein on behalf of, as fiduciary of, as trustee of, or with assets of, any Benefit Plan Entity or any entity that is subject to any Similar Law.

SECTION III.12. Rule 144A Information. In order to preserve the exemption for resales and other transfers of the Certificates under Rule 144A under the Securities Act, the Issuer shall cause the Depositor to provide to each Certificateholder and any prospective purchaser or transferee designated by a Certificateholder, upon request of the Certificateholder or prospective purchaser or transferee, the information required by Rule 144A to enable resales of such Certificates to be made pursuant to Rule 144A.

SECTION III.13. Transfer Certifications. Each prospective Certificateholder, including each prospective owner of a beneficial interest in a Certificate, shall, upon accepting a beneficial interest in a Certificate, be deemed to make all of the following certifications, representations and warranties:

(a) Either (a) it is not and will not become for U.S. federal income tax purposes a partnership, Subchapter S corporation or grantor trust for federal income tax purposes (each such entity a "flow-through entity") or (b) if it is or becomes a flow-through entity, then (I) none of the direct or indirect beneficial owners of any of the interests in such flow-through entity has or ever will have more than 50% of the value of its interest in such flow-through entity attributable to the beneficial interest of such flow-through entity in the Certificates, other interest (direct or indirect) in the Issuer, or any interest created under the Trust Agreement and (II) it is not and will not be a principal purpose of the arrangement involving the flow-through entity's beneficial interest in any Certificate to permit any partnership to satisfy the 100-partner limitation of Section 1.7704-1(h)(1)(ii) of the Treasury Regulations necessary for such partnership not to be classified as a publicly traded partnership under the Code.

(b) It is not acquiring any beneficial interest in a Certificate, and it will not sell, transfer, assign, participate, or otherwise dispose of any beneficial interest in a Certificate, and it will not cause any beneficial interest in a Certificate, to be marketed, in each case on or through an "established securities market" or a "secondary market (or the substantial equivalent thereof)" each within the meaning of Section 7704(b) of the Code, including an interdealer quotation system that regularly disseminates firm buy or sell quotations.

(c) Its beneficial interest in the Certificate is not and will not be in an amount that is less than the minimum nominal principal amount for the Certificates set forth in the Trust Agreement, and it does not and will not hold any beneficial interest in the Certificate on behalf of any Person whose beneficial interest in the Certificates is in an amount that is less than the minimum nominal principal amount for the Certificate set forth in the Trust Agreement. It will not sell, transfer, assign, participate, or otherwise dispose of any beneficial interest in a Certificate or enter into any financial instrument or contract the value of which is determined by reference in whole or in part to any Certificate, in each case if the effect of doing so would be that the beneficial interest of any Person in the Certificate would be in an amount that is less than the minimum nominal principal amount for the Certificate set forth in the Trust Agreement.

(d) It will not use any Certificate as collateral for the issuance of any securities that could cause the Issuer to become subject to taxation as a corporation, publicly traded partnership taxable as a corporation or association taxable as a corporation, each for U.S. federal income tax purposes, provided that it may engage in any repurchase transaction (repo) the subject matter of which is a Certificate, provided the terms of such repurchase transaction are generally consistent with prevailing market practice.

(e) It will not take any action and will not allow any other action that could cause the Issuer to become taxable as a corporation for U.S. federal income tax purposes.

(f) It is not and will not become (i) a Benefit Plan Entity, (ii) an entity that is subject to any Similar Law or (iii) any Person who is directly or indirectly purchasing, holding or disposing such Certificate or any interest thereon on behalf of, as fiduciary of, as trustee of, or with assets of, any Benefit Plan Entity or any entity that is subject to any Similar Law.

(g) It agrees that no sale or transfer of a Certificate shall be permitted (including, without limitation, by pledge or hypothecation), and no such sale or transfer shall be registered as effective by the Certificate Registrar if the sale or transfer thereof increases to more than ninety-five (95) Persons the total number of beneficial owners of Certificates and Class E Notes. For purposes of determining the total number of beneficial owners of Certificates and Class E Notes, a beneficial owner of an interest in a partnership, grantor trust, S corporation or other flow-through entity that owns, directly or through other flow-through entities, a Certificate or Class E Note is treated as a beneficial owner of such note or equity interest if (i) substantially all of the value of the beneficial owner's interest (directly or indirectly) in the flow-through entity is attributed to the flow-through entity's interest in such Certificate or Class E Note, and (ii) a principal purpose of the use of the flow-through entity to hold such Certificate or Class E Note is to satisfy the 95-holder limitation set out above. If using a flow-through entity to acquire a beneficial interest in a Certificate, each prospective beneficial owner of a Certificate represents that it is not using a flow-through entity in order to avoid the 95-holder limitation set out above.

(h) It agrees that if any member of the transferee’s expanded group as defined in Treasury Regulation Section 1.385-1(c)(4) (including through a controlled partnership as defined in Treasury Regulation Section 1.385-1(c)(1)), is or will become the beneficial owner of a Note, the Depositor is authorized, at its discretion, to compel such Certificateholder to sell its Certificate to a Person whose ownership complies with this paragraph so long as such sale does not otherwise cause a material adverse effect on the Issuer.

(i) The Certificate Registrar shall require that every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer and accompanied by IRS Form W-9, W-8BEN, W-8BEN-E, or W-8ECI (or successor forms), or such other form as may be reasonably required, in form satisfactory to the Certificate Registrar, duly executed by the Certificateholder or such Person's attorney in writing.

SECTION III.14. ERISA Restrictions . The Certificates (and interests therein) may not be acquired by or for the account of (a) a Benefit Plan Entity, (b) an entity that is subject to any Similar Law or (c) any person who is directly or indirectly purchasing, holding or disposing such Certificates or any interest therein on behalf of, as fiduciary of, as trustee of, or with assets of, any Benefit Plan Entity or any entity that is subject to any Similar Law. By accepting and holding a Certificate (or any interest therein), the Holder thereof shall be deemed to have represented and warranted that it is not and will not become a Benefit Plan Entity or any entity that is subject to any Similar Law.

SECTION III.15. Appointment of Certificate Paying Agent. The Certificate Paying Agent shall make distributions to the Certificateholders from the Certificate Distribution Account pursuant to Article XI. Any Certificate Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. The Depositor or the Majority Certificateholders may revoke such power and remove the Certificate Paying Agent if the Depositor or the Majority Certificateholders determines, in its or their sole discretion, as the case may be, that the Certificate Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. Computershare Trust Company, N.A. is hereby appointed as the initial Certificate Paying Agent and Computershare Trust Company, N.A. accepts such appointment. Computershare Trust Company, N.A. shall be permitted to resign as Certificate Paying Agent upon 30 days' written notice to the Owner Trustee and the Depositor. In the event that Computershare Trust Company, N.A. shall no longer be the Certificate Paying Agent, the Depositor, with the consent of the Owner Trustee, shall appoint a successor to act as Certificate Paying Agent (which shall be a bank or trust company). The Owner Trustee shall cause such successor Certificate Paying Agent or any additional Certificate Paying Agent appointed hereunder to execute and deliver to the Owner Trustee an instrument in which such successor Certificate Paying Agent or additional Certificate Paying Agent shall agree with the Owner Trustee that, as Certificate Paying Agent, such successor Certificate Paying Agent or additional Certificate Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Certificate Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Certificate Paying Agent such Certificate Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Articles VI and VII shall apply to the Certificate Paying Agent and any successor Certificate Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Certificate Paying Agent shall include any co-paying agent unless the context requires otherwise. The appointment of the Certificate Paying Agent hereunder shall survive the termination and discharge of the Indenture.

Article IV.

Voting Rights and Other Actions

SECTION IV.1. Prior Notice to Holders with Respect to Certain Matters. With respect to the following matters, unless otherwise waived by all Certificateholders (notwithstanding Section 4.4), the Owner Trustee shall not take action unless at least 5 Business Days before the taking of such action, the Owner Trustee shall have notified the Certificateholders in writing of the proposed action and Majority Certificateholders shall not have notified the Owner Trustee in writing on or prior to the 3rd Business Day after such notice is given that such Majority Certificateholders has withheld consent or provided alternative direction:

(a) the election by the Issuer to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Statute or unless such amendment would not materially and adversely affect the interests of the Holders);

(b) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

(c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Certificateholders; or

(d) except pursuant to Section 12.1 of the Sale and Servicing Agreement, the amendment, change or modification of the Sale and Servicing Agreement, except to cure any ambiguity or to correct or supplement any provision in the Sale and Servicing Agreement which may be inconsistent with any other provision of the Sale and Servicing Agreement, the Offering Memorandum or any certificate offering memorandum relating to the future offer and sale of the Certificates.

Upon receipt of a written request from the Owner Trustee that it wishes to provide notice to Certificateholders, the Certificate Registrar shall cause such notice to be made available to Certificateholders not later than one Business Day following the date such notice is received.

If the Certificate Registrar or Certificate Paying Agent receives any notice or other communication from Securityholders intended for the Owner Trustee, the Certificate Paying Agent or Certificate Registrar shall provide such notice to the Owner Trustee not later than one Business Day following the date such notice is received. The Certificate Registrar shall notify the Certificateholders in writing of any appointment of a successor Note Registrar or Indenture Trustee within five Business Days after receipt of notice thereof.

SECTION IV.2. Action by Certificateholders with Respect to Certain Matters.

(a) The Owner Trustee shall not have the power, except upon the direction of the Majority Certificateholders in accordance with the Basic Documents and except as expressly provided in the Basic Documents, to sell the Receivables after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Majority Certificateholders and the furnishing of indemnification satisfactory to the Owner Trustee by the Majority Certificateholders. After the termination of the Indenture, the Majority Certificateholders are authorized to direct the Owner Trustee to sell the Receivables that are a part of the Owner Trust Estate notwithstanding any contrary direction from the Depositor or Servicer.

(b) [Reserved].

(c) [Reserved].

(d) [Reserved].

(e) After termination of the Indenture, upon the occurrence of a Servicer Termination Event, the Majority Certificateholders are authorized to direct the Owner Trustee to request that the Servicer deliver to the Backup Servicer or any successor Servicer its Collection Records, Monthly Records and such other data maintained by the Servicer in connection with servicing the Receivables pursuant to Section 4.13 of the Sale and Servicing Agreement pursuant to a written instrument prepared by the Majority Certificateholders. The Owner Trustee shall issue such request notwithstanding any contrary direction from the Depositor or Servicer.

(f) After termination of the Indenture, the Majority Certificateholders are authorized to direct the Owner Trustee to cause an agent, attorney or auditor selected by the Majority Certificateholders to inspect, at the Servicer’s expense, the Receivable Files and the related accounts, records and computer systems maintained by the Custodian on behalf of the Issuer pursuant to Section 3(b) of the Custodian Agreement. The Owner Trustee shall appoint such agent, attorney or auditor notwithstanding any contrary direction from the Depositor or Servicer.

(g) After termination of the Indenture, the Majority Certificateholders are authorized to direct the Owner Trustee to appoint a successor Custodian selected by the Majority Certificateholders pursuant to Section 9 of the Custodian Agreement. The Owner Trustee shall appoint such successor Custodian notwithstanding any contrary direction from the Depositor or Servicer.

SECTION IV.3. Restrictions on Certificateholders' Power.

(a) The Certificateholders shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Issuer or the Owner Trustee under this Agreement or any of the other Basic Documents or would be contrary to Section 2.3 or applicable law nor shall the Owner Trustee be obligated to follow any such direction, if given.

(b) The Certificateholders shall not have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to this Agreement or any other Basic Document, unless the Certificateholders previously shall have given to the Owner Trustee a written notice of default and of the continuance thereof, as provided in this Agreement, and also unless the Certificateholders shall have made written request upon the Owner Trustee to institute such action, suit or proceeding in its own name as Owner Trustee under this Agreement and shall have offered to the Owner Trustee such reasonable indemnity as it may require against the costs, expenses, losses, damages and liabilities to be incurred therein or thereby, and the Owner Trustee, for 30 days after its receipt of such notice, request, and offer of indemnity, shall have neglected or refused to institute any such action, suit, or proceeding, and during such 30-day period no request or waiver inconsistent with such written request has been given to the Owner Trustee by the Certificateholders pursuant to and in compliance with this Section. For the protection and enforcement of the provisions of this Section, the Certificateholders and the Owner Trustee shall be entitled to such relief as can be given either at law or in equity.

(c) The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of Sections 4.5, 4.6 or 5.6.

SECTION IV.4. Ownership of the Certificates. The Depositor and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Certificates with the same rights as it would have if it were not the Depositor or an Affiliate thereof, except as expressly provided herein or in any other Basic Document. Certificates so owned by the Depositor or such Affiliate shall have an equal and proportionate benefit under the provisions of the Basic Documents, without preference, priority, or distinction as among all of the Certificates; provided, however, that any Certificates owned by the Depositor or any Affiliate thereof, during the time such Certificates are owned by them, shall be without voting rights for any purpose set forth in this Agreement or the other Basic Documents (unless all the Certificates at any time are owned by the Depositor or any Affiliate thereof). Unless the Depositor has 100% of the Percentage Interest in the Certificates, each Certificate owned by the Depositor or any Affiliate thereof shall be without voting rights and disregarded for voting purposes under this Agreement only if a Responsible Officer of the Owner Trustee has actual knowledge that the Depositor or an Affiliate of the Depositor owns such Certificates. The Owner Trustee will not make any independent inquiry or investigation as to Certificates owned by persons not actually known by a Responsible Officer of the Owner Trustee to be the Depositor or an Affiliate of the Depositor.

SECTION IV.5. Action with Respect to Bankruptcy Action.

(a) The Issuer shall not, without the prior written consent of the Owner Trustee and while any Notes are Outstanding, (i) institute any proceedings to adjudicate the Issuer bankrupt or insolvent, (ii) consent to the institution of bankruptcy or insolvency proceedings against the Issuer, (iii) file a petition seeking or consenting to reorganization or relief under any applicable federal or State law relating to bankruptcy with respect to the Issuer, (iv) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Issuer or a substantial part of its property, (v) make any assignment for the benefit of the Issuer's creditors, (vi) admit in writing its inability to pay its debts generally as they become due, (vii) declare or effect a moratorium on its debt, or (viii) take any action in furtherance of any of the foregoing (any of the above foregoing actions, a "Bankruptcy Action"). In considering whether to give or withhold written consent to a Bankruptcy Action by the Issuer, the Owner Trustee, with the consent of the Certificateholders (hereby given, which consent the Certificateholders believe to be in the best interests of the Certificateholders and the Issuer), shall consider the interest of the Noteholders in addition to the interests of the Issuer and whether the Issuer is insolvent; provided, however, that the Owner Trustee shall not be deemed to owe any fiduciary duty to the Noteholders. The Owner Trustee shall have no duty to give such written consent to a Bankruptcy Action by the Issuer if the Owner Trustee shall not have been furnished (at the expense of the Issuer or the Person that requested that such letter be furnished to the Owner Trustee) with a letter from an Independent accounting firm of national reputation stating that in the opinion of such firm the Issuer is then insolvent. The Owner Trustee (as such and in its individual capacity) shall not be personally liable to any Person on account of the Owner Trustee's good faith reliance on the provisions of this Section or in connection with the Owner Trustee's giving prior written consent to a Bankruptcy Action by the Issuer in accordance herewith, or withholding such consent, in good faith, and neither the Issuer nor any Certificateholder shall have any claim for breach of fiduciary duty or otherwise against the Owner Trustee (as such and in its individual capacity) for giving or withholding its consent to any such Bankruptcy Action.

(b) The parties hereto stipulate and agree that no Certificateholder has power to commence any Bankruptcy Action on the part of the Issuer or to direct the Owner Trustee to take any Bankruptcy Action on the part of the Issuer except as provided in Section 4.5(a), subject to Section 10.12.

(c) The provisions of this Section do not constitute an acknowledgement or admission by the Issuer, the Owner Trustee, any Certificateholder or any creditor of the Issuer that the Issuer is eligible to be a debtor, under the United States Bankruptcy Code, 11 U.S.C. §§ 101 et seq., as amended.

SECTION IV.6. Covenants and Restrictions on Conduct of Business.

(a) The Issuer agrees to abide by the following restrictions, other than as contemplated by the Basic Documents and related documentation:

(i) the Issuer shall not incur any Indebtedness;

(ii) the Issuer shall not engage in any dissolution, liquidation, consolidation, merger or sale of assets;

(iii) the Issuer shall not engage in any business activity in which it is not currently engaged; and

(iv) the Issuer shall not form, or cause to be formed, any subsidiaries and shall not own or acquire any asset.

(b) The Issuer shall:

(i) maintain books and records separate from any other Person or entity;

(ii) maintain its office and bank accounts separate from any other Person or entity;

(iii) not commingle its assets with those of any other Person or entity;

(iv) conduct its own business in its own name and use stationery or other business forms under its own name and not that of any Certificateholder or any Affiliate;

(v) other than as contemplated by the Basic Documents and related documentation, pay its own liabilities and expenses only out of its own funds;

(vi) observe all formalities required under the Statutory Trust Statute;

(vii) not guarantee or become obligated for the debts of any other Person or entity;

(viii) not hold out its credit as being available to satisfy the obligation of any other Person or entity;

(ix) not acquire the obligations or securities of its Certificateholders or its Affiliates;

(x) other than as contemplated by the Basic Documents and related documentation, not make loans to any other Person or entity or buy or hold evidence of indebtedness issued by any other Person or entity;

(xi) other than as contemplated by the Basic Documents and related documentation, not pledge its assets for the benefit of any other Person or entity;

(xii) hold itself out as a separate entity from each Certificateholder and not conduct any business in the name of any Certificateholder;

(xiii) correct any known misunderstanding regarding its separate identity;

(xiv) not identify itself as a division (other than for tax reporting purposes) of any other Person or entity; and

(xv) except as required or specifically provided in the Trust Agreement, the Issuer will conduct business with the Certificateholders or any Affiliate thereof on an arm's length basis.

(c) So long as the Notes or any other amounts owed under the Indenture remain outstanding, the Issuer shall not amend this Section 4.6 unless the Rating Agencies have been notified.

SECTION IV.7. Acts of Certificateholders; Majority Control .

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agents duly appointed in writing and shall include an attestation by the Certificateholder that such Certificateholder is the true and lawful holder of the Certificate or an indicated and specified Percentage Interest in the Certificate and the Owner Trustee shall be fully protected in relying on such attestation.

(b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Owner Trustee deems sufficient.

(c) The ownership of Certificates shall be proved by the Certificate Register.

(d) Any request, demand, authorization, direction, notice, consent, waiver or other action by any Certificateholder shall bind the Holder of every Certificate issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Owner Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Certificate.

(e) Except as otherwise provided herein, to the extent that there is more than one Certificateholder, any action which may be taken or consent or instructions which may be given by the Certificateholders under this Agreement may be taken by the Majority Certificateholders at the time of such action.

Article V.

Authority and Duties of Owner Trustee

SECTION V.1. General Authority.

(a) The Owner Trustee is authorized and directed to execute and deliver, in the name of the Trust, the Basic Documents to which the Issuer is named as a party, each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Issuer is named as a party and any amendment thereto and on behalf of the Issuer, each State business license (and any renewal thereof) prepared by the Depositor or the Servicer including a Sales Finance Company Application (and any renewal thereof) with the Pennsylvania Department of Banking, Licensing Division, and a Financial Regulation Application (and any renewal thereof) with the Maryland Department of Labor, Licensing and Regulation, in each case, in such form as the Depositor shall approve as evidenced conclusively by the Owner Trustee's execution thereof, and on behalf of the Issuer, to direct the Indenture Trustee to authenticate and deliver Class A Notes in the aggregate principal amount of $[***], Class B Notes in the aggregate principal amount of $[***], Class C Notes in the aggregate principal amount of $[***], Class D Notes in the aggregate principal amount of $[***] and Class E Notes in the aggregate principal amount of $[***]. For the avoidance of doubt, with respect to any of the foregoing applications and any renewals thereof, the Owner Trustee, in its individual capacity, shall have no responsibility or liability for the representations and warranties of the Trust set forth herein. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Issuer pursuant to the Basic Documents. The Owner Trustee is further authorized and empowered, but shall not be obligated, from time to time to take such action as is directed by the Servicer, the Depositor or the Majority Certificateholders hereunder, so long as such direction is authorized under this Agreement, such activities are consistent with the terms of the Basic Documents and to the extent that this Agreement expressly requires the consent of one or more Certificateholders, the Holders of the requisite Percentage Interest have consented to for such action.

(b) The Owner Trustee, at the written direction of the Depositor, shall sign on behalf of the Issuer any applicable tax returns of the Issuer, unless applicable law requires a Certificateholder to sign such documents.

SECTION V.2. General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and to administer the Issuer in the interest of the Holders, subject to the Basic Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the other Basic Documents to the extent the Servicer has agreed, in its role as the Administrator, in the Sale and Servicing Agreement to perform any act or to discharge any duty of the Issuer or the Owner Trustee hereunder or under any other Basic Document, and the Owner Trustee shall not be liable for the default or failure of the Servicer to carry out its obligations hereunder or under the Sale and Servicing Agreement.

SECTION V.3. Action upon Instruction.

(a) The Depositor shall have the right to direct the Owner Trustee in the operation and management of the Issuer, including the right to provide direction to the Owner Trustee to execute the documents in the name of the Issuer so long as such directions are not inconsistent with the express terms set forth herein or in the other Basic Documents. The Depositor shall not instruct the Owner Trustee in a manner inconsistent with this Agreement or the other Basic Documents. The Certificateholders shall have the right to direct the Owner Trustee solely to the extent and for the purposes expressly provided for in Article IV of this Agreement. Any direction to the Owner Trustee under this Agreement shall be deemed delivered and effective at such time as a Responsible Officer of the Owner Trustee has possession of and actual knowledge of such direction. The Owner Trustee is entitled to recognize as Majority Certificateholder the Person specified in the definition of "Majority Certificateholder" or such other Person as may be specified from time to time by written notification from the Depositor. The Owner Trustee shall have no liability for any action taken pursuant to its reliance on such written notification.

(b) The Owner Trustee shall not be required to take any action hereunder or under any other Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any other Basic Document or is otherwise contrary to law.

(c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any other Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Depositor requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Depositor received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the other Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

(d) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any other Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Depositor requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the other Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

SECTION V.4. No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Issuer is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 5.3; and no implied duties or obligations shall be read into this Agreement or any other Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for preparing or filing any financing or continuation statement in any public office at any time, for the accuracy or correctness of any such statement or to otherwise perfect or maintain the perfection of any security interest or lien granted to it or the Issuer or to prepare or file any Commission filing (including any filings required pursuant to the Sarbanes-Oxley Act of 2002 or any rule or regulation promulgated thereunder), regulatory, or other filing (other than the Certificate of Trust and any amendment or cancellation thereof) or report for the Issuer, or to monitor or enforce the satisfaction of any risk retention, insurance, CTA or other regulatory requirements applicable to the Trust, its assets or its beneficial owners or to record this Agreement or any other Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee (solely in its individual capacity) and that are not related to the ownership or the administration of the Owner Trust Estate.

SECTION V.5. No Action Except under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (a) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (b) in accordance with the Basic Documents, and (c) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 5.3.

SECTION V.6. Restrictions. The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Issuer set forth in Section 2.3, (b) that, to the actual knowledge of a Responsible Officer of the Owner Trustee, would (i) affect the treatment of the Notes as indebtedness for U.S. federal income, state and local income, franchise and value added tax purposes, (ii) be deemed to cause a taxable exchange of the Notes for federal income or state income or franchise tax purposes, or (iii) for U.S. federal income tax purposes cause the Issuer, or any portion thereof, to be treated as an association or publicly traded partnership taxable as a corporation, or as a publicly traded partnership, or cease to be treated as other than a fixed investment trust described in Treasury Regulation section 301.7701-4(c) that is treated as a grantor trust under subpart E, Part I of subchapter J of the Code (unless, according to an Opinion of Counsel delivered to the Owner Trustee, the Issuer has already ceased to be treated as a grantor trust for such purposes) or (c) not in accordance with applicable law.

SECTION V.7. Covenants for Reporting of Repurchase Demands due to Breaches of Representations and Warranties. The Owner Trustee will (a) notify United Auto, the Depositor and the Servicer, as soon as practicable and in any event within five Business Days, of all demands or requests received by a Responsible Officer of the Owner Trustee (including to the Owner Trustee on behalf of the Issuer) for the repurchase of any Receivable pursuant to Section 5.1 of the Purchase Agreement or Sections 3.3 and 4.7 of the Sale and Servicing Agreement, (b) promptly upon written request by United Auto, the Depositor or the Servicer, provide to them any other information reasonably requested in good faith that is in the actual possession of the Owner Trustee and necessary to facilitate compliance by them with Rule 15Ga-1 under the Exchange Act, and Items 1104(e) and 1121(c) of Regulation AB and (c) if requested by United Auto, the Depositor or the Servicer, provide a written certification no later than 15 days following the end of any quarter or year that the Owner Trustee has not received any repurchase demands for such period, or if repurchase demands have been received during such period, that the Owner Trustee has provided all the information reasonably requested under clause (b) above. In no event will the Owner Trustee or the Issuer have any responsibility or liability in connection with any filing required to be made by a securitizer under the Exchange Act or Regulation AB. Except as set forth in this Section 5.7, the Owner Trustee shall have no additional duties or obligations with respect to any repurchase demand or to enforce any repurchase obligation of any Person hereunder or under any other Basic Document.

SECTION V.8. Regulatory Investigations. It shall be the Administrator's duty and responsibility, and not the Owner Trustee's duty or responsibility, to cause the Trust to comply with, respond to, defend, participate in or otherwise act in connection with any regulatory, administrative, governmental, investigative or other obligation. proceeding or inquiry relating in any way to the Trust, its assets or the conduct of its business.

Article VI.

Concerning the Owner Trustee

SECTION VI.1. Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic Documents. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct, bad faith or gross negligence, (ii) in the case of the inaccuracy of any representation or warranty contained in Section 6.3 expressly made by the Owner Trustee, (iii) for liabilities arising from the failure of the Owner Trustee to perform obligations expressly undertaken by it in the last sentence of Section 5.4, or (iv) for taxes, fees or other charges on, based on or measured by, any fees, commissions or compensation received by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

(a) the Owner Trustee shall not be liable for any actions taken or errors of judgment made in good faith by a Responsible Officer or employee of the Owner Trustee (except in the case of willful misconduct, bad faith or gross negligence);

(b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Depositor, Servicer or the Certificateholders;

(c) no provision of this Agreement or any other Basic Document shall require the Owner Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any other Basic Document if the Owner Trustee shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

(d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

(e) the Owner Trustee shall not be responsible or personally liable for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or any other Person or for the form, character, genuineness, sufficiency, accuracy, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Basic Documents or any other documents supplied to the Owner Trustee, and the Owner Trustee shall in no event assume or incur any liability, duty or obligation to the Indenture Trustee, any

Noteholder or to any Certificateholder, the Depositor or any other Person, other than as expressly provided for herein and in the other Basic Documents;

(f) the Owner Trustee shall not be responsible or personally liable for recording this Agreement or any other Basic Document, to prepare or file any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any ownership or security interest or lien or to prepare or file any tax, qualification to do business or securities law filing or report;

(g) the Owner Trustee shall not be liable for the default, misconduct or negligence of the Issuer, the Custodian, the Indenture Trustee, Certificate Registrar, Certificate Paying Agent, the Servicer, the Backup Servicer or any other Person under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations under this Agreement or the other Basic Documents that are required to be performed by the Certificate Registrar, the Certificate Paying Agent, the Indenture Trustee, the Custodian, the Servicer, the Backup Servicer or any other Person, and the Owner Trustee may assume performance by the Certificate Paying Agent, the Certificate Registrar, the Custodian, the Servicer, the Backup Servicer, the Indenture Trustee and any other Person under this Agreement and the Basic Documents absent written notice to or actual knowledge of a Responsible Officer of the Owner Trustee to the contrary;

(h) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Basic Document, at the request, order or direction of the Certificateholders, unless the Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses, losses, damages and liabilities that may be incurred by the Owner Trustee thereby; the right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any other Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its gross negligence, bad faith or willful misconduct in the performance of any such act;

(i) in no event shall the Owner Trustee be personally liable for (i) any damages in the nature of special, indirect, punitive or consequential damages, however styled, including, without limitation, lost profits, or (ii) any losses due to forces beyond the control of the Owner Trustee, including, without limitation, strikes, work stoppages, acts of war or terrorism, disease, epidemic or pandemic, quarantine, civil unrest, insurrection, revolution, national emergency, nuclear or natural catastrophes or acts of God, interruptions, provision of any present or future law or regulation or any act of any court or governmental authority, computer hardware or software failure, malware or ransomware attack, unavailability of the Federal Reserve Bank wire or telex system or other applicable wire or funds transfer system, unavailability of any securities clearing system or loss or malfunctions of utilities or communications services;

(j) the Owner Trustee shall not have any responsibility, obligation or duty to (or liability for failing to) (i) supervise, confirm, verify or monitor the performance of any other Person (including without limitation, the Depositor, the Servicer, the Indenture Trustee, the Custodian or the Administrator) or (ii) notify regarding or otherwise enforce the requirements or commitments applicable to any Person arising under, related to or otherwise in connection with any provision of the Basic Documents, and the Owner Trustee shall have no liability or responsibility for the acts of any other Person or the failure of any other Person to perform its requirements, commitments, obligations or duties arising under the Basic Documents or otherwise;

(k) the Owner Trustee shall not be required to investigate any claims for the breach by any Person of a representation or warranty under any of the Basic Documents;

(l) the Owner Trustee shall not be deemed to have actual knowledge or notice of any event or information, including any Event of Default, or be required to act upon any event or information (including the sending of any notice), unless a Responsible Officer of the Owner Trustee actually knows of such event or information or a Responsible Officer of the Owner Trustee receives written notice of such event or information; absent actual knowledge of a Responsible Officer of the Owner Trustee or receipt of written notice by a Responsible Officer of the Owner Trustee in accordance with this Section, the Owner Trustee may conclusively assume that no such event has occurred; the Owner Trustee shall have no obligation to inquire into, or investigate as to, the occurrence of any such event (including any Event of Default); and for purposes of determining the Owner Trustee's responsibility and liability hereunder, whenever reference is made in this Agreement to any event (including an Event of Default), such reference shall be construed to refer only to such event of which a Responsible Officer of the Owner Trustee has actual knowledge or has received written notice as described in this Section;

(m) the Owner Trustee's receipt of delivery of any reports, information or other documents hereunder and any publicly available information is for informational purposes only and shall not constitute actual or constructive knowledge or notice to the Owner Trustee unless the Owner Trustee has an obligation under this Agreement or any of the other Basic Documents to review its content, including any Person's compliance with any of its covenants and obligations under the Basic Documents; the Owner Trustee shall be entitled to rely exclusively on Officer's Certificates provided by such Persons to confirm compliance with such covenants and obligations, but shall have no duty to request or otherwise monitor the delivery of such Officer's Certificates; and

(n) the Owner Trustee shall not be responsible for determining whether any document defect or breach of representations or warranty under any of the Basic Documents has occurred.

SECTION VI.2. Furnishing of Documents; Tax Returns.

(a) Upon receipt of a written request therefor, the Owner Trustee, with the consent of the Servicer, shall cause duplicates or copies of the Basic Documents and all reports, notices, requests, demands, certificates, financial statements, opinions and any other instruments furnished to the Owner Trustee under the Basic Documents to be posted on the Certificate Paying Agent’s internet website which shall be initially located at www.CTSLink.com or at such other address as shall be specified by the Certificate Paying Agent from time to time in writing to the Certificateholders. Access to such internet website is available only with the use of a password provided by the Certificate Paying Agent.

(b) The Servicer, in its capacity as Administrator, will prepare or, at the request of the Servicer, the Certificate Paying Agent will prepare (or cause to be prepared) for each Certificateholder or Certificate Owner such information in its possession that is customarily provided to a Certificateholder or Certificate Owner each year to enable each Certificateholder or Certificate Owner to prepare its federal and state income tax returns and will provide any further information reasonably requested by such Certificateholder or Certificate Owner to the extent such information is reasonably obtainable.

(c) The Servicer, in its capacity as Administrator, will deliver to the Issuer, on or before April 30 of each year, beginning on April 30, 2026, a report regarding the Servicer's assessment of compliance with certain minimum servicing criteria during the immediately preceding calendar year, consistent with the requirements of Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.

(d) The Servicer, in its capacity as Administrator, shall cause a firm of independent certified public accountants (the "Independent Accountants"), who may also render other services to the Servicer or its Affiliates, to deliver to the Owner Trustee, on or before April 30 (or 90 days after the end of the Issuer's fiscal year, if other than December 31) of each year, beginning April 30, 2026, a report, dated as of December 31 of the preceding calendar year, addressed to the board of directors of the Servicer, providing its attestation report on the servicing assessment delivered pursuant to Section 4.10(c) of the Sale and Servicing Agreement, including disclosure of any material instance of non-compliance, consistent with the requirements of Rule 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB. In the event such Independent Accountants require the Owner Trustee to agree to the procedures to be performed by such firm in any such reports, the Servicer shall direct the Owner Trustee in writing to so agree and the Owner Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, notwithstanding any contrary direction from the Depositor; it being understood and agreed that the Owner Trustee will not make any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

(e) Upon request by a Certificateholder or Certificate Owner, and with the consent of the Servicer, the Owner Trustee shall, to the extent such documents are in its actual possession, cause the Servicer’s compliance report and the accountants’ attestation delivered pursuant to Sections 4.10 and 4.11 of the Sale and Servicing Agreement (and Sections 6.2(c) and (d) above), to be posted on the Certificate Paying Agent’s internet website which shall be initially located at www.CTSLink.com or at such other address as shall be specified by the Certificate Paying Agent from time to time in writing to the Certificateholders. Access to such internet website is available only with the use of a password provided by the Certificate Paying Agent. The Owner Trustee and the Certificate Paying Agent will make no representation or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor. In connection with providing access to the Certificate Paying Agent’s website, the Certificate Paying Agent may require registration and the acceptance of a disclaimer. Neither the Owner Trustee nor Certificate Paying Agent shall be liable for the dissemination of information in accordance with this Agreement or the other Basic Documents.

SECTION VI.3. Representations and Warranties. Computershare Delaware Trust Company hereby represents and warrants to the Depositor and the Holders, that:

(a) It is a Delaware limited purpose trust company with trust powers validly existing and in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

(b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

(c) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware State law, governmental rule or regulation governing the banking or trust powers of Computershare Delaware Trust Company or any judgment or order binding on it, or constitute any default under its articles of association or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

(d) The Agreement has been, or, when executed and delivered will have been, duly authorized, validly executed and delivered by Computershare Delaware Trust Company and constitutes, a valid and binding agreement of Computershare Delaware Trust Company, enforceable against Computershare Delaware Trust Company in accordance with its terms, except to the extent that enforceability may (i) be subject to insolvency, bankruptcy, reorganization, moratorium, or other similar laws, regulations or procedures of general applicability now or hereinafter in effect relating to or affecting creditor's rights generally and (ii) be limited by general principles of equity (whether considered in a proceeding at law or in equity).

(e) There are no proceedings or investigations pending or, to the actual knowledge of a Responsible Officer of Computershare Delaware Trust Company, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Computershare Delaware Trust Company or its properties (i) asserting the invalidity of this Agreement or (ii) seeking any determination or ruling that might materially and adversely affect the performance by Computershare Delaware Trust Company of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document.

SECTION VI.4. Reliance; Advice of Counsel.

(a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, judgment, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may request and conclusively rely (and shall be fully protected in relying) upon an Opinion of Counsel. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof request and rely on a certificate, signed by the president or any vice president or by the treasurer, secretary or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. The Owner Trustee need not investigate or re-calculate, evaluate, verify or independently determine the accuracy of any report, certificate, information, statement, representation or warranty or any fact of matter stated in any such document and may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein.

(b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement and the other Basic Documents, the Owner Trustee (i) may act directly or through its Affiliates, agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the supervision, conduct, negligence or misconduct of such Affiliates, agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel (and shall be entitled to maintain attorney-client privilege in connection with such representation), accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such persons and according to such opinion not contrary to this Agreement or any other Basic Document.

SECTION VI.5. Not Acting in Individual Capacity. Except as provided in this Article VI, in accepting the trust hereby created Computershare Delaware Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

SECTION VI.6. Owner Trustee Not Liable for Certificates or Receivables. The recitals contained herein and in the Certificates (other than the countersignature of the Owner Trustee on the Certificates) shall be taken as the statements of the Depositor and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity, enforceability or sufficiency of this Agreement, of any other Basic Document or of the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) or the Notes, or of any Receivable or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable, or the perfection and priority of any security interest created by any Receivable in any Financed Vehicle or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to the Certificateholders under this Agreement or the Noteholders under the Indenture, including: the existence, condition and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence and contents of any Receivable on any computer or other record thereof; the validity of the assignment of any Receivable to the Issuer or of any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the compliance by the Depositor, the Servicer or any other Person with any warranty or representation made under any Basic Document or in any related document; or the accuracy of any such warranty or representation or any action of the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee.

SECTION VI.7. Owner Trustee May Own Securities. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may deal with the Depositor, the Indenture Trustee, the Certificate Registrar, the Certificate Paying Agent and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

SECTION VI.8. Payments from Owner Trust Estate. All payments to be made by the Certificate Paying Agent under this Agreement or any of the other Basic Documents to which the Issuer or the Owner Trustee is a party shall be made only from the income and proceeds of the Owner Trust Estate and only to the extent that the Certificate Paying Agent shall have received income or proceeds from the Owner Trust Estate to make such payments in accordance with the terms hereof. Neither Computershare Delaware Trust Company, nor Computershare Trust Company, N.A., nor any successors thereto, in their individual capacity, shall be liable for any amounts payable under this Agreement or any of the other Basic Documents to which the Issuer or the Owner Trustee is a party.

SECTION VI.9. Doing Business in Other Jurisdictions». Notwithstanding anything contained herein to the contrary, neither Computershare Delaware Trust Company, nor the Owner Trustee shall be required to take any action if the taking of such action will, even after the appointment of a co-trustee or separate trustee in accordance with Section 9.5, (a) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any State or other governmental authority or agency of any jurisdiction other than the State of Delaware; (b) result in any fee, tax or other governmental charge under the laws of any jurisdiction or political subdivisions thereof other than the State of Delaware becoming payable by Computershare Delaware Trust Company (or any successor thereto); or (c) subject Computershare Delaware Trust Company (or any successor thereto) to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by Computershare Delaware Trust Company (or any successor thereto) or the Owner Trustee, as the case may be, contemplated hereby.

SECTION VI.10. Imputed Information.

Except as otherwise expressly set forth in this Agreement, (a) a Responsible Officer of the Owner Trustee shall not be imputed with any knowledge of, or information possessed or obtained by, another Responsible Officer of Computershare Delaware Trust Company in any of its other capacities hereunder or under the other Basic Documents or vice versa (other than in instances where such capacities are performed by the same Responsible Officer(s)), and (b) a responsible officer of any Affiliate of Computershare Delaware Trust Company shall not be imputed with any knowledge of, or information possessed or obtained by, another Responsible Officer of Computershare Delaware Trust Company, and vice versa, in any of its respective capacities hereunder (other than in instances where such capacities are performed by the same Responsible Officer(s)).

Article VII.

Compensation of Owner Trustee

SECTION VII.1. Owner Trustee's Fees and Expenses. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between United Auto and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Depositor for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder and under the other Basic Documents. United Auto shall be jointly and severally liable for the fees and expenses owing to the Owner Trustee under this Section 7.1.

SECTION VII.2. Indemnification. The Depositor shall be liable as primary obligor for, and shall indemnify Computershare Delaware Trust Company in its individual capacity and as the Owner Trustee and its officers, directors, successors, assigns, agents and employees (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, fees, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including court costs and reasonable legal fees and expenses, and including any attorney’s fees, costs, and expenses incurred in connection with (i) investigating, preparing for, defending itself or the Issuer in any dispute or legal proceeding that is related directly or indirectly in any way to the Issuer, the Basic Documents, the Owner Trust Estate, or the Certificates, (ii) any enforcement (including any action, claim, or suit brought) by the Owner Trustee of any indemnification or other obligation of the Issuer, the Servicer, any other party to the Basic Documents or any other Persons and (iii) a successful defense, in whole or in part, of any claim that the Owner Trustee breached its standard of care) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the other Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, except only that the Depositor shall not be liable for or required to indemnify the Owner Trustee from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 6.1. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section 7.2, the Owner Trustee's choice of legal counsel shall be subject to the approval of the Depositor which approval shall not be unreasonably withheld, and the Owner Trustee shall be entitled to maintain attorney-client privilege with any such chosen legal counsel. United Auto shall be jointly and severally liable for the indemnification duties and obligations of the Depositor which are described in this Section 7.2. The indemnities contained in this Section and the rights under Section 7.1 shall survive the resignation, assignment, removal or termination of the Owner Trustee or the termination of this Agreement.

SECTION VII.3. Payments to the Owner Trustee. Any amounts paid to the Owner Trustee pursuant to this Article VII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

SECTION VII.4. Non-recourse Obligations. Notwithstanding anything in this Agreement or any Basic Document, the Owner Trustee agrees in its individual capacity and in its capacity as Owner Trustee for the Trust that, until such time as the Indenture is satisfied and discharged, all obligations of the Issuer to the Owner Trustee individually or as Owner Trustee for the Issuer shall be with recourse to the Owner Trust Estate except in accordance with the priority of payments set forth in Section 5.7 of the Sale and Servicing Agreement and Section 5.6 of the Indenture, as applicable.

Article VIII.

Termination of Trust Agreement

SECTION VIII.1. Termination of Trust Agreement .

(a) The Issuer shall dissolve and wind-up in accordance with Section 3808 of the Statutory Trust Statute upon the maturity or other liquidation of the last Receivable (including the purchase by the Servicer at its option of the corpus of the Issuer as described in Section 10.1 of the Sale and Servicing Agreement) and the subsequent distribution of amounts in respect of such Receivables as provided in the Basic Documents. The Servicer shall provide notice as soon as practicable to the Owner Trustee, Certificate Registrar and Certificate Paying Agent of any prospective dissolution, winding-up and termination pursuant to this Section. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not (x) operate to terminate this Agreement or the Issuer, (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Issuer or Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

(b) Neither the Depositor nor the Certificateholders shall be entitled to revoke or terminate the Issuer.

(c) Notice of any dissolution, winding-up and termination of the Issuer, specifying the Distribution Date for payment of the final distribution by the Certificate Paying Agent and cancellation, shall be made available by the Certificate Registrar to the Servicer and Certificateholders within five Business Days of receipt of such notice from the Servicer given pursuant to Section 10.1(c) of the Sale and Servicing Agreement, stating (i) the Distribution Date upon or with respect to which final payment of the Certificates shall be made, (ii) the amount of any such final payment, and (iii) with respect to any Definitive Certificates, that the Record Date otherwise applicable to such Distribution Date is not applicable and payments will be made only upon presentation and surrender of the Certificates at the office of the Certificate Registrar therein specified. The Servicer on behalf of the Owner Trustee shall give such notice to the Indenture Trustee at the time such notice is given to the Certificateholders. Upon presentation and surrender of the Certificates to the Certificate Registrar, the Certificate Paying Agent shall cause to be distributed to the Certificateholders amounts distributable to the Certificateholders on such Distribution Date pursuant to Section 5.7 of the Sale and Servicing Agreement.

In the event that a Certificateholder shall not surrender its Certificate for cancellation within six months after the date specified in the above mentioned written notice, the Certificate Registrar shall make available a second written notice to such Certificateholder to surrender its Certificate for cancellation and receive the final distribution with respect thereto. If within one year after the second notice such Certificate shall not have been surrendered for cancellation, the Certificate Registrar may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the Certificateholder concerning surrender of its Certificate, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Issuer after exhaustion of such remedies shall be distributed, subject to applicable escheat laws, by the Certificate Paying Agent to the Holders.

(d) Upon the completion of the winding up of the Issuer by the Depositor in accordance with Section 3808 of the Statutory Trust Statute and its termination, the Owner Trustee, at the written direction and expense of the Depositor, shall cause the Certificate of Trust to be canceled by executing and filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Statutory Trust Statute and thereupon the Issuer and this Trust Agreement shall terminate (other than the rights to indemnification under Section 7.2 and the rights under Section 7.1, which shall survive the termination of this Trust Agreement). Upon the satisfaction and discharge of the Indenture, and receipt of a certificate from the Indenture Trustee stating that all Noteholders have been paid in full and that the Indenture Trustee is aware of no claims remaining against the Issuer in respect of the Indenture and the Notes, the Administrator, in the absence of actual knowledge of any other claim against the Issuer, shall be deemed to have made reasonable provision to pay all claims and obligations (including conditional, contingent or unmatured obligations) for purposes of Section 3808(e) of the Statutory Trust Statute.

Article IX.

Successor Owner Trustees and Additional Owner Trustees

SECTION IX.1. Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be an entity (i) satisfying the provisions of Section 3807(a) of the Statutory Trust Statute; (ii) authorized to exercise corporate trust powers; and (iii) having (or having a parent that has) a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or State authorities. If such entity shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such entity shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 9.2.

SECTION IX.2. Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor and the Servicer. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee or the Certificateholders may, at the expense of the Issuer, petition any court of competent jurisdiction for the appointment of a successor Owner Trustee; all fees, costs and expenses (including court costs and reasonable attorneys' fees and expenses) incurred by the Owner Trustee in connection with such petition will be paid by the Issuer pursuant to Section 5.7(b) of the Sale and Servicing Agreement or Section 5.6 of the Indenture, and to the extent not paid thereby, by the initial Servicer.

If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 9.1 and shall fail to resign after written request therefor by the Depositor, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Owner Trustee upon advance written notice. If the Depositor shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Depositor shall promptly (i) appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee, and (ii) pay all fees owed to the outgoing Owner Trustee.

Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 9.3 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Depositor shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.

SECTION IX.3. Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 9.2 shall execute, acknowledge and deliver to the Depositor, the Servicer and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Depositor and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 9.1.

Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Servicer shall mail notice of the successor of such Owner Trustee to the Certificate Registrar, the Certificate Paying Agent, the Indenture Trustee, the Noteholders and the Rating Agencies. Upon receipt of such notice, the Certificate Registrar will make available notice of such appointment to the Certificateholders. If the Servicer shall fail to mail such notice within ten days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Servicer.

SECTION IX.4. Merger or Consolidation of Owner Trustee. Any entity into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any entity succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such entity shall be eligible pursuant to Section 9.1, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that once effective, the Owner Trustee shall mail notice of such merger or consolidation to the Depositor and the Servicer (who shall notify the Rating Agencies).

SECTION IX.5. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Financed Vehicle may at the time be located, for enforcement matters, or for conflict of interest matters, the Servicer and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Owner Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Servicer and the Owner Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, the Owner Trustee shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 9.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.3. A co-trustee or separate trustee appointed hereunder is not an agent of the Owner Trustee.

Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(a) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Owner Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

(b) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

(c) the Servicer and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall (i) be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee, and (ii) agree to indemnify the Owner Trustee for its acts or omissions pursuant to its appointment hereto. Each such appointment instrument shall be filed with the Owner Trustee and a copy thereof given to the Servicer.

Any separate trustee or co-trustee may at any time appoint the Owner Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

SECTION IX.6. Eligibility Requirements for Certificate Registrar. The Certificate Registrar shall at all times be a corporation or banking association having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or State authorities. If the Certificate Registrar shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Certificate Registrar shall cease to be eligible in accordance with the provisions of this Section, the Certificate Registrar shall resign immediately in the manner and with the effect specified in Section 9.7.

SECTION IX.7. Resignation or Removal of Certificate Registrar. The Certificate Registrar may at any time resign and be discharged from its obligations hereunder by giving written notice thereof to the Depositor and the Owner Trustee. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Certificate Registrar by written instrument, in duplicate, one original of which instrument shall be delivered to the resigning Certificate Registrar and one original to the successor Certificate Registrar (with a copy to the Depositor, the Servicer and the Owner Trustee). If no successor Certificate Registrar shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Certificate Registrar or the Certificateholders may petition any court of competent jurisdiction for the appointment of a successor Certificate Registrar.

If at any time the Certificate Registrar shall cease to be eligible in accordance with the provisions of Section 9.6 and shall fail to resign after written request therefor by the Depositor, or if at any time the Certificate Registrar shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Certificate Registrar or of its property shall be appointed, or any public officer shall take charge or control of the Certificate Registrar or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Certificate Registrar. If the Depositor shall remove the Certificate Registrar under the authority of the immediately preceding sentence, the Depositor shall promptly appoint a successor Certificate Registrar by written instrument, in duplicate, one original of which instrument shall be delivered to the outgoing Certificate Registrar so removed and one original to the successor Certificate Registrar (with a copy to the Depositor, the Servicer and the Owner Trustee) and payment of all fees owed to the outgoing Certificate Registrar.

Any resignation or removal of the Certificate Registrar and appointment of a successor Certificate Registrar pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Certificate Registrar pursuant to Section 9.8 and payment of all fees and expenses owed to the outgoing Certificate Registrar.

SECTION IX.8. Successor Certificate Registrar. Any successor Certificate Registrar appointed pursuant to Section 9.7 shall execute, acknowledge and deliver to its predecessor Certificate Registrar an instrument accepting such appointment under this Agreement (with a copy to the Depositor, the Servicer and the Owner Trustee), and thereupon the resignation or removal of the predecessor Certificate Registrar shall become effective and such successor Certificate Registrar, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Certificate Registrar. The predecessor Certificate Registrar shall upon payment of its fees and expenses deliver to the successor Certificate Registrar all documents and statements and monies held by it under this Agreement; and the Depositor and the predecessor Certificate Registrar shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Certificate Registrar all such rights, powers, duties and obligations.

No successor Certificate Registrar shall accept appointment as provided in this Section unless at the time of such acceptance such successor Certificate Registrar shall be eligible pursuant to Section 9.6.

Upon acceptance of appointment by a successor Certificate Registrar pursuant to this Section, the Servicer shall mail notice of the successor of such Certificate Registrar to the Certificateholders and the Indenture Trustee. If the Servicer shall fail to mail such notice within ten days after acceptance of appointment by the successor Certificate Registrar, the successor Certificate Registrar shall cause such notice to be mailed at the expense of the Servicer.

SECTION IX.9. Merger or Consolidation of Certificate Registrar. Any entity into which the Certificate Registrar may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Certificate Registrar shall be a party, or any entity succeeding to all or substantially all of the corporate trust business of the Certificate Registrar, shall be the successor of the Certificate Registrar hereunder, provided such entity shall be eligible pursuant to Section 9.6, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Article X.

Miscellaneous

SECTION X.1. Amendments.

(a) This Agreement may be amended by the parties hereto, and with prior written notice by the Depositor to the Rating Agencies, without the consent of any of the Noteholders or the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provision in this Agreement that may be inconsistent with any other provision in this Agreement, the Offering Memorandum or any certificate offering memorandum relating to the future offer and sale of the Certificates, or (iii) as described in Section 2.12, to add provisions necessary to prevent any application of the Treasury Regulations under the Code that would result in the recharacterization of any of the Notes as equity; provided, however, that no such amendment may materially adversely affect the interests of any Noteholder, as evidenced by an Opinion of Counsel (which opinion shall be delivered by counsel that is not an employee of United Auto or its Affiliates) to such effect delivered to the Owner Trustee and the Indenture Trustee; and, provided, further, that no such amendment may materially adversely affect the interests of any Certificateholder as evidenced by an Opinion of Counsel (which opinion shall be delivered by counsel that is not an employee of United Auto or its Affiliates) to such effect delivered to the Owner Trustee and the Indenture Trustee.

(b) This Agreement may also be amended from time to time by the parties hereto, with prior written notice by the Depositor to the Rating Agencies and, to the extent such amendment adversely affects the interests of the Noteholders, with the consent of the Majority Noteholders and the consent of the Majority Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on or in respect of the Receivables or distributions that are required to be made for the benefit of the Noteholders or the Certificateholders, or (b) reduce the percentage of the Outstanding Amount of the Notes without the consent of all Noteholders and the Certificateholders adversely affected by such amendment.

(c) To the extent that any amendment would affect the rights or obligations of United Auto hereunder, the written consent of United Auto shall be a condition precedent to the effectiveness of such amendment.

(d) To the extent that any amendment would affect the rights or obligations of the Certificate Registrar or Certificate Paying Agent hereunder, the written consent of the Certificate Registrar or Certificate Paying Agent, as applicable shall be a condition precedent to the effectiveness of such amendment.

Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee and the Depositor (who shall send such notification to each of the Rating Agencies).

It shall not be necessary for the consent of the Certificateholders or the Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of the Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by the Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe. Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

Notwithstanding any other provision of this Section, this Agreement and/or the Certificate of Trust may only be amended if, prior to such amendment, the Depositor delivers an Opinion of Counsel to the Indenture Trustee and the Owner Trustee stating that the execution of such amendment (i) is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied and (ii) will not (a) cause the Issuer to be characterized for U.S. federal income tax purposes as an association or a publicly traded partnership taxable as a corporation, (b) cause the Issuer to cease to be treated as other than a fixed investment trust described in Treasury Regulation section 301.7701-4(c) that is treated as a grantor trust under subpart E, Part I of subchapter J of the Code (unless, according to such Opinion of Counsel, the Issuer has already ceased to be treated as a grantor trust for such purposes), or (c) otherwise have any material adverse impact on the federal income tax treatment of any Outstanding Notes or Certificates. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise. The reasonable fees and expenses of the Owner Trustee in connection with any amendment or supplement hereto shall be paid by the Depositor.

SECTION X.2. No Legal Title to Owner Trust Estate in Certificateholders. The Certificateholders shall not have legal title to any part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions in accordance with Article XI. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders to and in its beneficial ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trust hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

SECTION X.3. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Certificateholders, the Servicer, the Certificate Registrar, the Certificate Paying Agent and, to the extent expressly provided herein and in the other Basic Documents, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

SECTION X.4. Notices.

(a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt personally delivered, delivered by overnight courier or mailed first class mail or certified mail, in each case return receipt requested, and shall be deemed to have been duly given upon receipt, if to the Owner Trustee, addressed to the Corporate Trust Office, to the attention of Computershare Corporate Trust; if to the Certificate Registrar, addressed to its Corporate Trust Office; if to the Depositor, addressed to United Auto Credit Financing LLC, c/o United Auto Credit Corporation, 1071 Camelback, Suite 100, Newport Beach, California 92660, Attention: Chief Financial Officer; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

(b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of the Holders. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

(c) Where this Agreement provides for notice or delivery of documents to the Rating Agencies, failure to give such notice or deliver such documents shall not affect any other rights or obligations created hereunder.

SECTION X.5. Severability. Any provision of this Agreement or the Certificates that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION X.6. Electronic Signature; Separate Counterparts. This Agreement shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the Uniform Commercial Code (collectively, "Signature Law"), (ii) an original manual signature, or (iii) a faxed, scanned or photocopied manual signature. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings and authentication of Certificates pursuant to Section 3.3 or when required under the Uniform Commercial Code or other Signature Law due to the character or intended character of the writings.

SECTION X.7. Assignments. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their respective successors and permitted assigns.

SECTION X.8. No Recourse. Each Certificateholder, by its acceptance of its Certificate or beneficial interest therein, acknowledges that the Certificate represents a beneficial interest in the Issuer only and does not represent interests in or obligations of the Depositor, the Servicer, the Owner Trustee, the Indenture Trustee, or any of their respective Affiliates and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificates or the other Basic Documents.

SECTION X.9. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION X.10. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH PARTY HERETO HEREBY WAIVES, AND EACH CERTIFICATEHOLDER BY VIRTUE OF ITS ACQUISITION OF ANY CERTIFICATE IS HEREBY DEEMED TO WAIVE, IN EACH CASE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY OTHER BASIC DOCUMENT OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY AGREES AND CONSENTS, AND EACH CERTIFICATEHOLDER BY VIRTUE OF ITS ACQUISITION OF ANY CERTIFICATE IS HEREBY DEEMED TO AGREE AND CONSENT, THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO AND OF EACH CERTIFICATEHOLDER TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

SECTION X.11. Servicer as Administrator. The Servicer, in its capacity as Administrator of the Issuer, is authorized to prepare, or cause to be prepared, execute and deliver on behalf of the Issuer all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or Owner Trustee to prepare, file or deliver pursuant to the Basic Documents. Upon written request, the Owner Trustee on behalf of the Issuer shall execute and deliver to the Servicer a limited power of attorney appointing the Servicer as the Issuer’s agent and attorney-in-fact to prepare, or cause to be prepared, execute and deliver all such documents, reports, filings, instruments, certificates and opinions. Additionally, the Servicer, in its capacity as Administrator, shall comply with all reporting requirements set forth in Sections 6.2(b), (c) and (d) of this Agreement.

SECTION X.12. Nonpetition Covenant.

(a) To the fullest extent permitted by applicable law, notwithstanding any prior termination of this Agreement, other than in accordance with the procedures set forth in Sections 2.11(b) and 4.5, the Certificateholders shall not, prior to the date which is one year and one day after the termination of this Agreement, invoke, cause or otherwise consent to any Bankruptcy Action with respect to the Issuer or the Depositor.

(b) To the fullest extent permitted by applicable law, notwithstanding any prior termination of this Agreement, other than in accordance with the procedures set forth in Sections 2.11(b) and 4.5, the Owner Trustee shall not, prior to the date which is one year and one day after the termination of this Agreement, invoke, cause or otherwise consent to any Bankruptcy Action with respect to the Issuer or the Depositor.

Article XI.

Application of Trust Funds; Certain Duties

SECTION XI.1. Establishment of Trust Accounts.

(a) The Issuer shall, for the benefit of the Certificateholders, cause the Certificate Paying Agent to establish and maintain in the name of the Trust a distribution non-interest bearing account (the "Certificate Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Certificate Distribution Account shall be maintained as an Eligible Account and shall initially be established by the Certificate Paying Agent pursuant to the Sale and Servicing Agreement.

(b) The Issuer shall possess all right, title and interest in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof. Except as otherwise expressly provided herein, the Certificate Distribution Account shall be under the sole dominion and control of the Certificate Paying Agent for the benefit of the Certificateholders. If, at any time, the Certificate Distribution Account ceases to be an Eligible Account, the Servicer shall, with the Certificate Paying Agent’s assistance if necessary, within five Business Days (or such longer period to which the Rating Agencies’ consent) establish a new Certificate Distribution Account as an Eligible Account and shall transfer any cash or any investments to such new Certificate Distribution Account.

SECTION XI.2. Application of Trust Funds.

(a) On each Distribution Date the Certificate Paying Agent shall distribute amounts deposited in the Certificate Distribution Account pursuant to the Sale and Servicing Agreement or Indenture, as applicable, with respect to such Distribution Date in the following order of priority:

(i) to make payments to the Certificateholders any remaining amount deposited therein; and

(ii) to clear and terminate the Certificate Distribution Account upon the termination of this Agreement.

(b) In the event that any withholding tax is imposed on the Issuer's payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to such Certificateholder in accordance with this Section. The Owner Trustee or Certificate Paying Agent is hereby authorized and directed to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Issuer (but such authorization shall not prevent the Owner Trustee or the Certificate Paying Agent from contesting any such tax in appropriate proceedings and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Issuer and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Owner Trustee or the Certificate Paying Agent may in its sole discretion withhold such amounts in accordance with this paragraph.

(c) Any Holder of a Certificate shall, on or prior to the date such Holder becomes a Holder, provide the Owner Trustee and the Certificate Paying Agent with Internal Revenue Service form W-9, W-8BEN, W-8BEN-E or W-8ECI (or successor forms), as appropriate, and any documentation or certification required or reasonably appropriate for the Certificate Paying Agent to satisfy its obligations with respect to the tax laws of the United States. Any such Holder agrees by its acceptance of a Certificate, on an ongoing basis, to provide updated certification when required by law and to notify the Owner Trustee and the Certificate Paying Agent should subsequent circumstances arise affecting the information provided the Owner Trustee or the Certificate Paying Agent pursuant to this paragraph. The Owner Trustee and the Certificate Paying Agent shall be fully protected in relying upon, and each Holder by its acceptance of a Certificate hereunder agrees to indemnify and hold the Owner Trustee and the Certificate Paying Agent harmless against all claims or liability of any kind arising in connection with or related to the Owner Trustee's and the Certificate Paying Agent's reliance upon any documents, forms or information provided by any Holder to the Owner Trustee and the Certificate Paying Agent. Upon request from the Certificate Paying Agent, the Issuer will provide such additional information that it may have to assist the Certificate Paying Agent in making any withholdings or informational reports.

(d) Each Holder of a Certificate that is organized under the laws of a jurisdiction outside the United States acknowledges and agrees that the Certificate Paying Agent shall have the right to deduct and withhold any required U.S. withholding tax, including any withholding tax pursuant to FATCA, on any amounts payable with respect to the Certificates (without any corresponding gross-up or other indemnification), if any such Holder either is subject to withholding under FATCA, fails to comply with the documentation requirements in Section 11.2(c), or otherwise fails to establish a complete exemption form such withholding tax to the reasonable satisfaction of the Certificate Paying Agent. Nothing within this paragraph shall be interpreted in such a manner as to contradict Section 3.4(i) of this Agreement.

SECTION XI.3. Method of Payment. Distributions required to be made to the Certificateholders on any Distribution Date shall be made to each Certificateholder of record on the related Record Date either by wire transfer, in immediately available funds, to (i) for the Book-Entry Certificates, the account of the Clearing Agency and (ii) for the Definitive Certificates, such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar and the Certificate Paying Agent appropriate written instructions at least five Business Days prior to such Distribution Date, or, if not, by check mailed to such Certificateholder at the address of such Certificate Owner appearing in the Certificate Register.

SECTION XI.4. Investment of Funds. In the absence of written investment direction, the Certificate Paying Agent may hold funds uninvested without any obligation or liability to pay for interest or earnings.

SECTION XI.5. U.S.A. Patriot Act Compliance. The parties hereto acknowledge that in accordance with laws, regulations and executive orders of the United States or any state or political subdivision thereof as are in effect from time to time applicable to financial institutions relating to the funding of terrorist activities and money laundering, including, without limitation, the USA Patriot Act (Pub. L. 107-56) and regulations promulgated by U.S. Department of Treasury or the Office of Foreign Asset Control (collectively, "Banking AML Law"), the Owner Trustee is required to obtain, verify, and record information relating to individuals and entities that establish a business relationship or open an account with the Owner Trustee. Each party hereto agrees that it shall provide the Owner Trustee with such information and documentation as the Owner Trustee may request from time to time in order to enable the Owner Trustee to comply with all applicable requirements of Banking AML Law, including, but not limited to, information or documentation used to identify and verify each party's identity, including, but not limited to, each party's name, physical address, tax identification number, organizational documents, certificates of good standing, licenses to do business or other pertinent identifying information. By accepting and holding a Certificate or beneficial ownership interest in a Certificate, each Holder thereof shall be deemed to have made each of the agreements and acknowledgements made by the parties hereto in this Section 11.5. In addition to the Owner Trustee's obligations under Banking AML Law, the Corporate Transparency Act (31 U.S.C. § 5336) and its implementing regulations (collectively, the "CTA" and together with Banking AML Law, "AML Law"), may require the Trust to file reports with the U.S. Financial Crimes Enforcement Network/FinCEN. It shall be the Depositor's duty and not the Owner Trustee's duty to prepare such filings, cause the Trust to make such filings, and to cause the Trust to comply with its obligations under the CTA, if any.

The parties hereto, and each Certificateholder and Certificate Owner, by virtue of its acceptance of a Certificate or beneficial interest in a Certificate, agree that, for purposes of AML Law, to the fullest extent permitted by law, the Certificateholders and the Certificate Owners are the sole direct owners of the Trust, acknowledge that the Owner Trustee acts solely as a directed trustee at the direction of the Servicer, the Depositor, the Certificateholders and the Certificate Owners or other instructing party as contemplated hereunder and that one or more Controlling Parties of the Servicer, the Depositor, the Certificateholders, the Certificate Owners or such other instructing party, are and shall be deemed to be the parties with the power and authority to exercise substantial control over the Trust.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

Computershare Delaware Trust Company,
as Owner Trustee

By:
Name:
Title:

COMPUTERSHARE TRUST COMPANY, N.A., as Certificate Registrar and Certificate Paying
Agent

By:
Name:
Title:

UNITED AUTO CREDIT FINANCING LLC, as Depositor

By:
Name:	Jonathan Sandison
Title:	Chief Financial Officer

ACKNOWLEDGED AND AGREED TO: UNITED AUTO CREDIT CORPORATION
Solely with respect to Sections 7.1, 7.2, 9.2 and 11.5

By:
Name:	Jonathan Sandison
Title:	Chief Financial Officer

EXHIBIT A

FORM OF CERTIFICATE

NUMBER

R-[__]	Nominal Principal Amount: $[_________]
Units: [________]
Percentage Interest: [___]%
CUSIP: [_____]

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFICATE IS NOT TRANSFERABLE,
EXCEPT UNDER THE LIMITED CONDITIONS
SPECIFIED IN THE TRUST AGREEMENT

UNITED AUTO CREDIT SECURITIZATION TRUST 2025-1

_________________________________

AUTOMOBILE RECEIVABLES BACKED CERTIFICATE

evidencing a beneficial ownership interest in certain distributions of the Issuer, as defined below, the property of which includes a pool of motor vehicle retail installment sale contracts secured by new and used automobiles, vans or light and medium duty trucks.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO THE SPONSOR, THE DEPOSITOR OR ANY OF THEIR AFFILIATES, (B) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF

ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE TRUST AGREEMENT. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE OWNER TRUSTEE, OR ANY INTERMEDIARY. IF AT ANY TIME, THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH CERTIFICATE OR PERCENTAGE INTEREST IN SUCH CERTIFICATE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE TRUST AGREEMENT, THE ISSUER, CERTIFICATE REGISTRAR, CERTIFICATE PAYING AGENT AND THE OWNER TRUSTEE MAY CONSIDER THE ACQUISITION OF THIS CERTIFICATE OR SUCH INTEREST IN SUCH CERTIFICATE VOID AND REQUIRE THAT THIS CERTIFICATE OR SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.

EACH PURCHASER AND TRANSFEREE OF THIS CERTIFICATE (OR ANY INTEREST HEREIN) SHALL BE DEEMED TO REPRESENT AND WARRANT THAT IT IS NOT AND WILL NOT BECOME (1) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO TITLE I OF ERISA, (2) A "PLAN" (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (3) AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE ASSETS OF AN EMPLOYEE BENEFIT PLAN OR PLAN DESCRIBED IN CLAUSE (1) OR (2) ABOVE (EACH, A "BENEFIT PLAN ENTITY"), (4) AN ENTITY THAT IS SUBJECT TO ANY FEDERAL, STATE, LOCAL OR NON-U.S. LAWS OR REGULATIONS THAT ARE SUBSTANTIALLY SIMILAR TO PART 4 OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE (EACH, A "SIMILAR LAW") OR (5) ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING, HOLDING OR DISPOSING THIS CERTIFICATE OR ANY INTEREST HEREIN ON BEHALF OF, AS FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF, ANY BENEFIT PLAN ENTITY OR ANY ENTITY THAT IS SUBJECT TO ANY SIMILAR LAW. EACH PURCHASER OF THIS CERTIFICATE (OR ANY INTEREST HEREIN) AND EACH PROSPECTIVE CERTIFICATEHOLDER, upon accepting THIS CERTIFICATE (OR aNY interest HEREIN), shall be deemed to make all of the certifications, representations and warranties set forth in the TRUST AGREEMENT.

EACH PURCHASER OR TRANSFEREE OF THIS CERTIFICATE AGREES THAT NO SALE OR TRANSFER OF A CERTIFICATE SHALL BE PERMITTED (INCLUDING, WITHOUT LIMITATION, BY PLEDGE OR HYPOTHECATION), AND NO SUCH SALE OR TRANSFER SHALL BE REGISTERED AS EFFECTIVE BY THE CERTIFICATE REGISTRAR IF THE SALE OR TRANSFER THEREOF INCREASES TO MORE THAN NINETY-FIVE (95) PERSONS THE TOTAL NUMBER OF BENEFICIAL OWNERS OF THE CLASS E NOTES AND THE CERTIFICATES. FOR

PURPOSES OF DETERMINING THE TOTAL NUMBER OF BENEFICIAL OWNERS OF THE CERTIFICATES AND CLASS E NOTES, A BENEFICIAL OWNER OF AN INTEREST IN A PARTNERSHIP, GRANTOR TRUST, S CORPORATION OR OTHER FLOW-THROUGH ENTITY THAT OWNS, DIRECTLY OR THROUGH OTHER FLOW-THROUGH ENTITIES, A CERTIFICATE OR CLASS E NOTE IS TREATED AS A BENEFICIAL OWNER OF SUCH CERTIFICATE OR CLASS E NOTE IF (I) SUBSTANTIALLY ALL OF THE VALUE OF THE BENEFICIAL OWNER'S INTEREST (DIRECTLY OR INDIRECTLY) IN THE FLOW-THROUGH ENTITY IS ATTRIBUTED TO THE FLOW-THROUGH ENTITY'S INTEREST IN THE CERTIFICATE OR CLASS E NOTE AND (II) A PRINCIPAL PURPOSE OF THE USE OF THE FLOW-THROUGH ENTITY TO HOLD THE CERTIFICATE OR CLASS E NOTE IS TO SATISFY THE 95 HOLDER LIMITATION SET OUT ABOVE. EACH PURCHASER OF A BENEFICIAL INTEREST IN A CERTIFICATE AND EACH PROSPECTIVE OWNER OF A BENEFICIAL INTEREST IN A CERTIFICATE, UPON ACCEPTING A BENEFICIAL INTEREST IN A CERTIFICATE, SHALL BE DEEMED TO MAKE ALL OF THE CERTIFICATIONS, REPRESENTATIONS AND WARRANTIES SET FORTH IN THE TRUST AGREEMENT.

EACH PURCHASER OR TRANSFEREE OF THIS CERTIFICATE REPRESENTS TO THE ISSUER, CERTIFICATE REGISTRAR, CERTIFICATE PAYING AGENT AND OWNER TRUSTEE BY ACCEPTANCE OF THIS CERTIFICATE OR BENEFICIAL INTEREST THEREIN THAT IT IS NOT AND WILL NOT BECOME SUBJECT TO ANY WITHHOLDING UNDER FATCA.

THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $14,500 AND INTEGRAL MULTIPLES OF $1 IN EXCESS THEREOF. NO DISTRIBUTIONS OF MONEYS TO THE CERTIFICATEHOLDERS UNDER THE BASIC DOCUMENTS SHALL BE DEEMED TO REDUCE THE NOMINAL PRINCIPAL AMOUNT OF ANY CERTIFICATE PRIOR TO PAYMENT IN FULL OF ALL OUTSTANDING NOTES; provided, however, that the final $100,000 distributed to the Certificateholders under the Basic Documents UPON FINAL DISTRIBUTION OF THE owner trust estate AND TERMINATION OF THE ISSUER SHALL BE DEEMED TO REPAY THE AGGREGATE NOMINAL PRINCIPAL AMOUNT OF THE CERTIFICATES IN FULL; PROVIDED, FURTHER, THAT ANY FAILURE TO PAY IN FULL THE OUTSTANDING nominal PRINCIPAL amount OF A CERTIFICATE ON SUCH FINAL DISTRIBUTION DATE SHALL NOT RESULT IN ANY RECOURSE TO, CLAIM AGAINST OR LIABILITY OF ANY PERSON FOR SUCH SHORTFALL.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of a $[_____] nominal principal amount in United Auto Credit Securitization Trust 2025-1 (the "Issuer") formed by United Auto Credit Financing LLC, a Delaware limited liability company (the "Depositor").

The Issuer was created pursuant to a Trust Agreement dated as of January 30, 2025, as amended and restated by the Amended and Restated Trust Agreement, dated as of February 28, 2025 and effective on the Closing Date (as amended and restated the "Trust Agreement"), between the Depositor, Computershare Trust Company, N.A., as certificate registrar (in such capacity, the

"Certificate Registrar") and certificate paying agent (in such capacity, the "Certificate Paying Agent") and Computershare Delaware Trust Company, as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

This is a duly authorized Certificate designated as "Automobile Receivables Backed Certificate" (herein called the "Certificate"). The Issuer has also issued five classes of Notes designated as the Class A [***]% Automobile Receivables Backed Notes (the "Class A Notes"), Class B [***]% Automobile Receivables Backed Notes (the "Class B Notes"), Class C [***]% Automobile Receivables Backed Notes (the "Class C Notes"), Class D [***]% Automobile Receivables Backed Notes (the "Class D Notes") and Class E [***]% Automobile Receivables Backed Notes (the "Class E Notes" and collectively with the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes, the "Notes") under an Indenture, dated as of February 28, 2025, between the Issuer and Computershare Trust Company, N.A., as Indenture Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The property of the Issuer primarily includes a pool of motor vehicle retail installment sale contracts secured by new and used automobiles, vans or light and medium duty trucks (the "Receivables"), all monies due thereunder after the Cutoff Date, security interests in the vehicles financed thereby, certain bank accounts and the proceeds thereof, proceeds from claims on certain insurance policies and certain other rights under the Trust Agreement, the Sale and Servicing Agreement, all right to and interest of the Depositor in and to the Purchase Agreement, dated as of February 28, 2025, between United Auto Credit Corporation, as Seller, and the Depositor, as Purchaser, and all proceeds of the foregoing.

The holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement, the Indenture and the Trust Agreement, as applicable.

Distributions on this Certificate will be made as provided in the Trust Agreement and the Sale and Servicing Agreement or any other Basic Document by wire transfer or check mailed to the Certificateholder without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Certificate Registrar of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for the purpose by the Certificate Registrar in the Corporate Trust Office of the Certificate Registrar.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Certificate Registrar, by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

THIS CERTIFICATE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

THE CERTIFICATEHOLDER BY VIRTUE OF ITS ACQUISITION OF THIS CERTIFICATE IS HEREBY DEEMED TO WAIVE TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THE TRUST AGREEMENT OR ANY OTHER BASIC DOCUMENT OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE AND THE CERTIFICATEHOLDER BY VIRTUE OF ITS ACQUISITION OF THIS CERTIFICATE IS HEREBY DEEMED TO AGREE AND CONSENT, THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THE TRUST AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF SECTION 10.10 OF THE TRUST AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES THERETO AND OF THE CERTIFICATEHOLDER TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Certificate to be duly executed.

UNITED AUTO CREDIT SECURITIZATION TRUST 2025-1

By:	Computershare Delaware Trust Company, not in its individual capacity but solely as Owner Trustee

Dated: March ___, 2025	By:
Name:
Title:

CERTIFICATE REGISTRAR'S CERTIFICATE OF AUTHENTICATION

This is the Certificate referred to in the within-mentioned Trust Agreement.

COMPUTERSHARE TRUST COMPANY, N.A.,
not in its individual capacity but solely as Certificate Registrar

By:
Name:
Title:

(Reverse of Certificate)

This Certificate does not represent an obligation of, or an interest in, the Depositor, the Servicer, the Owner Trustee or any Affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement, the Indenture or the other Basic Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections with respect to the Receivables, all as more specifically set forth herein and in the Sale and Servicing Agreement. A copy of each of the Sale and Servicing Agreement and the Trust Agreement may be examined during normal business hours at the principal office of the Depositor, and at such other places, if any, designated by the Depositor, by any Certificateholder upon written request.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor under the Trust Agreement at any time by the Depositor and the Owner Trustee with the consent of the Majority Noteholders and the Certificateholder. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar at its Corporate Trust Office, accompanied by a written instrument of transfer in form satisfactory to the Depositor, Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon a new Certificate evidencing the same aggregate interest in the Issuer will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is Computershare Trust Company, N.A. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

No sale or transfer of a Certificate shall be permitted (including, without limitation, by pledge or hypothecation), and no such sale or transfer shall be registered by the Certificate Registrar or be effective hereunder, if the sale or transfer thereof increases to more than 95 the sum of the number of Certificateholders and Certificate Owners (and, if different, each owner of a beneficial interest in a Certificate) and Class E Noteholders. For purposes of determining the total number of beneficial owners of the Certificates and Class E Notes, a beneficial owner of an interest in a partnership, grantor trust, S corporation or other flow-through entity that owns, directly or through other flow-through entities, a beneficial interest in a Certificate or Class E Note is treated as a holder of such Certificate or Class E Note if (i) substantially all of the value of the beneficial owner's interest (directly or indirectly) in the flow through entity is attributed to the flow-through entity's interest in the Certificate or Class E Note and (ii) a principal purpose of the use of the flow-through entity to hold the Certificate or Class E Note is to satisfy the 95 holder limitation set out above. If using a Flow-Through Entity to acquire this Certificate, the Holder hereof shall be deemed to have represented that it is not using the flow-through entity in order to avoid the ninety-five (95) holder limitation set out above. If a beneficial owner of a Certificate or a member of its expanded group, as defined in Treasury Regulation Section 1.385-1(c)(4) (including through a controlled partnership as defined in Treasury Regulation Section 1.385-1(c)(1)), becomes the beneficial owner of a Note (directly, or through its expanded group), the Depositor is authorized, at its discretion, to compel such beneficial owner to sell its Certificate to a person who is not the beneficial owner of a Note (directly, or through its expanded group), so long as such sale does not otherwise cause a material adverse effect on the Issuer.

No sale or transfer of a Certificate shall be permitted (including, without limitation, by pledge or hypothecation), and no such sale or transfer shall be registered by the Certificate Registrar or be effective hereunder, to anyone who cannot supply IRS Form W-9, W-8BEN, W‑8BEN-E or W-8ECI or such other form as may be reasonably required in form satisfactory to the Certificate Registrar duly executed by the Certificateholder or such Person's attorney duly authorized in writing.

The Owner Trustee, Certificate Registrar and Certificate Paying Agent, and any agent of the Owner Trustee, Certificate Registrar or Certificate Paying Agent may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, Certificate Registrar, nor Certificate Paying Agent nor any such agent shall be affected by any notice to the contrary.

The obligations and responsibilities created by the Trust Agreement and the Issuer created thereby shall terminate in accordance with Article VIII of the Trust Agreement. The Servicer may at its option purchase the corpus of the Issuer at a price specified in the Sale and Servicing Agreement, and such purchase of the Receivables and other property of the Issuer will effect early retirement of the Certificate; however, such right of purchase is exercisable, subject to certain restrictions, only as of the last day of any Collection Period as of which the Pool Balance of the Receivables is 10.00% or less of the Original Pool Balance.

A Certificate may not be acquired by or for the account of (i) an "employee benefit plan" (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to Title I of ERISA, (ii) a "plan" (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code")) that is subject to Section 4975 of the Code, (iii) an entity whose underlying assets are considered to include assets of an employee benefit plan or plan described in clause (i) or (ii) above (each, a "Benefit Plan Entity"), (iv) an entity that is subject to any federal, State, local or non-U.S. laws or regulations that are substantially similar to Part 4 of Title I of ERISA or Section 4975 of the Code (each, a "Similar Law") or (v) any person who is directly or indirectly purchasing, holding or disposing this Certificate or any interest herein on behalf of, as fiduciary of, as trustee of, or with assets of, any Benefit Plan Entity or any entity that is subject to any Similar Law. By accepting and holding a Certificate (or any interest herein), the Holder thereof shall be deemed to have represented and warranted that it is not and will not become a Benefit Plan Entity or any entity that is subject to any Similar Law.

Except as permitted by Regulation RR, 17 C.F.R. § 246.1, et seq. (the "Credit Risk Retention Rules"), the Certificateholder will not sell, transfer, finance or hedge any portion of the Certificates held for the purposes of the Credit Risk Retention Rules for the duration required in the Credit Risk Retention Rules.

The statements contained herein shall be taken as the statements of the Depositor or the Servicer, as the case may be, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Certificate or of any Receivable or related document.

Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Certificate Registrar, by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY

OR OTHER IDENTIFYING NUMBER

OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee)

the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

______________________________ Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:		*
Signature

Guaranteed:		*

* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT B

FORM OF

CERTIFICATE OF TRUST

OF

UNITED AUTO CREDIT SECURITIZATION TRUST 2025-1

THIS Certificate of Trust of United Auto Credit Securitization Trust 2025-1 (the "Trust") is being duly executed by the undersigned, as trustee, and filed to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. § 3801 et seq.) (the "Act").

1.
Name: The name of the statutory trust formed hereby is United Auto Credit Securitization Trust 2025-1.
2.
Delaware Trustee: The name and business address of the trustee of the Trust with its principal place of business in the State of Delaware are Computershare Delaware Trust Company, 919 North Market Street, Suite 1600, Wilmington, Delaware 19801.
3.
Effective Date: This Certificate of Trust shall be effective upon filing.

IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

Computershare Delaware Trust
Company, not in its individual
capacity but solely as trustee

By:
Name:
Title: